Exhibit 4.1

ATEA PHARMACEUTICALS, INC.

FOURTH AMENDED AND RESTATED

STOCKHOLDERS AGREEMENT

THIS FOURTH AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this “Agreement”), is made as of May 19, 2020, by and among Atea Pharmaceuticals, Inc., a Delaware corporation (the “Company”), the Founder (as defined below), each of the investors listed on Schedule A hereto (together with any subsequent investors or transferees, who become parties hereto as “Investors” pursuant to Subsections 11.9(a) or 11.12 below, the “Investors”), and those certain stockholders of the Company listed on Schedule B (together with any subsequent stockholders or transferees, who become parties hereto as “Key Holders” pursuant to Subsection 11.9(b) or 11.12 below, the “Key Holders,” and together collectively with the Investors, the “Stockholders”).

RECITALS

WHEREAS, certain of the Investors (the “Existing Investors”) hold shares of the Company’s Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and/or shares of Common Stock issued upon conversion thereof and possess registration rights, information rights, rights of first offer, and other rights pursuant to the Third Amended and Restated Stockholders Agreement dated as of June 29, 2018, by and among the Company and such Investors (the “Prior Agreement”); and

WHEREAS, the Existing Investors constitute the Requisite Preferred Holders (as defined in the Prior Agreement) and the holders of a majority of the outstanding shares of Series C Preferred Stock, and the Company and the Existing Investors desire to amend and restate the Prior Agreement in its entirety and to accept the rights created pursuant to this Agreement in lieu of the rights granted to them under the Prior Agreement in order to induce certain of the Investors to invest funds in the Company pursuant to that certain Preferred Stock Purchase Agreement, of even date herewith, by and among the Company and certain of the Investors (the “Purchase Agreement”).

NOW, THEREFORE, the parties hereby agree as follows:

1. Definitions. For purposes of this Agreement:

1.1 “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer or director of such Person or any venture capital, registered investment company or other investment fund now or hereafter existing that is controlled by one or more general partners, managing members or investment advisers of, or shares the same management company or investment adviser with, such Person.

1.2 “Board” means the Board of Directors of the Company.

1.3 “Capital Stock” means (a) shares of Common Stock and Preferred Stock (whether now outstanding or hereafter issued in any context), (b) shares of Common Stock issued or issuable upon conversion of Preferred Stock, and (c) shares of Common Stock issued or issuable upon exercise or conversion, as applicable, of stock options, warrants or other convertible securities of the Company, in each case now owned or subsequently acquired by any Key Holder, any Investor, or their respective successors or permitted transferees or assigns. For purposes of the number of shares of Capital Stock held by an Investor or Key Holder (or any other calculation based thereon), all shares of Preferred Stock shall be deemed to have been converted into Common Stock at the then-applicable conversion ratio.

1.4 “Certificate of Incorporation” means the Company’s certificate of incorporation, as it may be amended and/or restated from time to time.

1.5 “Common Stock” means shares of the Company’s common stock, par value $0.001 per share.

1.6 “Company Notice” means written notice from the Company notifying the selling Rights Holder that the Company intends to exercise its Right of First Refusal as to some or all of the Transfer Stock with respect to any Proposed Restricted Holder Transfer.

1.7 “Competitor” means a Person engaged, directly or indirectly (including through any partnership, limited liability company, corporation, joint venture or similar arrangement (whether now existing or formed hereafter)), in discovering, developing or commercializing antivirals for the treatment or prophylaxis of human diseases or conditions resulting from infection by or exposure to RNA or DNA viruses, but shall not include any financial investment firm, venture capital firm or collective investment vehicle that, together with its Affiliates, holds less than ten percent (10%) of the outstanding equity of any Competitor and does not, nor do any of its Affiliates, have a right to designate any members of the board of directors of any Competitor. Notwithstanding anything to the contrary in no event shall Ally Bridge Medalpha Master Fund L.P. or any Affiliate thereof, Bain Capital Life Sciences, LP or any Affiliate thereof, RA Capital Healthcare Fund, L.P. or any Affiliate thereof, Redmile Biopharma Investments II, L.P. (“Redmile”) or any Affiliate thereof or Rock Springs Capital Master Fund LP or any Affiliate thereof constitute a Competitor.

1.8 “Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

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1.9 “Deemed Liquidation Event” shall have the meaning ascribed to it in the Certificate of Incorporation.

1.10 “Defaulting Investor” shall have the meaning ascribed to it in the Purchase Agreement.

1.11 “Derivative Securities” means any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), Common Stock, including options and warrants.

1.12 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.13 “Excluded Registration” means: (i) a registration relating to the sale of securities to employees, consultants and/or members of the Board of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

1.14 “Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

1.15 “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.16 “Founder” means Jean-Pierre Sommadossi, Ph.D.; provided, however, upon the death or total and permanent disability of Jean-Pierre Sommadossi, Ph.D., “Founder” shall mean the Key Holders holding a majority of the outstanding shares of Common Stock held by Key Holders.

1.17 “Founder Holders” means (a) Jean-Pierre Sommadossi, Ph.D., (b) any Affiliate of Dr. Sommadossi, (c) the Jean-Pierre Sommadossi Trust 12/10/98 and (d) JPM Partners LLC.

1.18 “GAAP” means generally accepted accounting principles in the United States.

1.19 “Holder” means any holder of Registrable Securities who is a party to this Agreement.

1.20 “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including, adoptive relationships, of a natural person referred to herein.

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1.21 “Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement.

1.22 “IPO” means the Company’s first underwritten public offering of its Common Stock under the Securities Act.

1.23 “Major Investor” means any Investor that, individually or together with such Investor’s Affiliates, holds at least 400,000 shares of Registrable Securities (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof), and is not a Defaulting Investor.

1.24 “New Securities” means, collectively, equity securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities.

1.25 “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.26 “Preferred Stock” means, collectively, the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series D-1 Preferred Stock.

1.27 “Proposed Restricted Holder Transfer” means any assignment, sale, offer to sell, pledge, mortgage, hypothecation, encumbrance, disposition of or any other like transfer or encumbering of any Transfer Stock (or any interest therein) proposed by any of the Restricted Holders.

1.28 “Proposed Transfer Notice” means written notice from a Restricted Holder setting forth the terms and conditions of a Proposed Restricted Holder Transfer.

1.29 “Prospective Transferee” means any person to whom a Restricted Holder proposes to make a Proposed Restricted Holder Transfer.

1.30 “Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of the Preferred Stock; and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clause (i) above; excluding in all cases, however, (A) any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Subsection 11.1 and (B) any Common Stock issued upon conversion of Preferred Stock and Common Stock pursuant to the “Special Mandatory Conversion” provisions of the Certificate of Incorporation, and excluding for purposes of Section 2 any shares for which registration rights have terminated pursuant to Subsection 2.12 of this Agreement.

1.31 “Registrable Securities then Outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities that are Registrable Securities.

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1.32 “Requisite Preferred Holders” means the holders of a majority in voting power of the outstanding shares of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series D-1 Preferred Stock, voting together as a single class.

1.33 “Restricted Holders” means the Founder Holders and the Investors; provided, however, upon the death or total and permanent disability of Jean-Pierre Sommadossi, Ph.D., “Restricted Holders” shall not include the Founder Holders.

1.34 “Restricted Securities” means the securities of the Company required to be notated with the legend set forth in Subsection 2.11(b) hereof.

1.35 “Right of Co-Sale” means the right, but not an obligation, of a Rights Holder to participate in a Proposed Restricted Holder Transfer on the terms and conditions specified in the Proposed Transfer Notice.

1.36 “Right of First Refusal” means the right, but not an obligation, of the Company, or its permitted transferees or assigns, to purchase some or all of the Transfer Stock with respect to a Proposed Restricted Holder Transfer, on the terms and conditions specified in the Proposed Transfer Notice.

1.37 “Rights Holder” means (i) with respect to a Proposed Restricted Holder Transfer by any Founder Holder, the Investors (who are not Defaulting Investors) and (ii) with respect to a Proposed Restricted Holder Transfer by any Investor, the Founder Holders and each Investor (who is not Defaulting Investor) other than the Investor effecting such Proposed Restricted Holder Transfer.

1.38 “Rights Holder Notice” means written notice from a Rights Holder notifying the Company and the selling Restricted Holder that such Rights Holder intends to exercise its Secondary Refusal Right as to a portion of the Transfer Stock with respect to any Proposed Restricted Holder Transfer.

1.39 “Sale of the Company” either: (a) a transaction or series of related transactions in which a Person, or a group of related Persons, acquires from stockholders of the Company shares representing more than fifty percent (50%) of the outstanding voting power of the Company (a “Stock Sale”); or (b) a transaction that qualifies as a Deemed Liquidation Event.

1.40 “SEC” means the Securities and Exchange Commission.

1.41 “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

1.42 “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

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1.43 “Secondary Notice” means written notice from the Company notifying the Rights Holders and the selling Restricted Holder that the Company does not intend to exercise its Right of First Refusal as to all shares of Transfer Stock with respect to any Proposed Restricted Holder Transfer.

1.44 “Secondary Refusal Right” means the right, but not an obligation, of each Rights Holder to purchase up to its pro rata portion (based upon the total number of shares of Capital Stock then held by all Rights Holders other than the Rights Holder effecting such Proposed Restricted Holder Transfer) of any Transfer Stock not purchased pursuant to the Right of First Refusal, on the terms and conditions specified in the Proposed Transfer Notice.

1.45 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.46 “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Subsection 2.6.

1.47 “Series A Preferred Stock” means shares of the Company’s Series A Preferred Stock, par value $0.001 per share.

1.48 “Series B Preferred Stock” means shares of the Company’s Series B Preferred Stock, par value $0.001 per share.

1.49 “Series C Preferred Stock” means shares of the Company’s Series C Preferred Stock, par value $0.001 per share.

1.50 “Series D Preferred Stock” means shares of the Company’s Series D Preferred Stock, par value $0.001 per share.

1.51 “Series D-1 Preferred Stock” means shares of the Company’s Series D-1 Preferred Stock, par value $0.001 per share.

1.52 “Shares” means any securities of the Company the holders of which are entitled to vote for members of the Board, including without limitation, all shares of Common Stock and Preferred Stock, by whatever name called, now owned or subsequently acquired by a Stockholder, however acquired, whether through stock splits, stock dividends, reclassifications, recapitalizations, similar events or otherwise.

1.53 “Transfer Stock” means shares of Capital Stock owned by a Restricted Holder, or issued to a Restricted Holder after the date hereof (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization, or the like).

1.54 “Undersubscription Notice” means written notice from a Rights Holder notifying the Company and the selling Restricted Holder that such Rights Holder intends to exercise its option to purchase all or any portion of the Transfer Stock not purchased pursuant to the Right of First Refusal or the Secondary Refusal Right.

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2. Registration Rights. The Company covenants and agrees as follows:

2.1 Demand Registration.

(a) Form S-1 Demand. If at any time after the earlier of (i) five (5) years after the date of this Agreement or (ii) one hundred eighty (180) days after the effective date of the registration statement for the IPO, the Company receives a request from Holders of a majority of the Registrable Securities then Outstanding that the Company file a Form S-1 registration statement with respect to the Registrable Securities then Outstanding having an anticipated gross aggregate offering price of at least $15 million, then the Company shall (x) within twenty (20) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (y) as soon as practicable, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c) and 2.3.

(b) Form S-3 Demand. If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from Holders of at least thirty percent (30%) of the Registrable Securities then Outstanding that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated gross aggregate offering price of at least $5 million, then the Company shall (i) within ten (10) days after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within forty-five (45) days after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c) and 2.3.

(c) Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Subsection 2.1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Board it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company, (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential, or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than one hundred twenty (120) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than twice in any twelve (12) month period.

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(d) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(a) (i) during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; (ii) after the Company has effected two (2) registrations pursuant to Subsection 2.1(a); or (iii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Subsection 2.1(b). The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(b) (x) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (y) if the Company has effected two registrations pursuant to Subsection 2.1(b) within the twelve (12) month period immediately preceding the date of such request. A registration shall not be counted as “effected” for purposes of this Subsection 2.1(d) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one demand registration statement pursuant to Subsection 2.6, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Subsection 2.1(d).

2.2 Company Registration. If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than in the IPO or an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Subsection 2.3, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Subsection 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Subsection 2.6.

2.3 Underwriting Requirements.

(a) If, pursuant to Subsection 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Subsection 2.1, and the Company shall include such information in the Demand Notice. The underwriter(s) will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Subsection 2.4(e)) enter into an underwriting agreement in customary

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form with the underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Subsection 2.3, if the underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.

(b) In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Subsection 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, or (ii) the number of Registrable Securities included in the offering be reduced below twenty percent (20%) of the total number of securities included in such offering. For purposes of the provision in this Subsection 2.3(b) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.

(c) For purposes of Subsection 2.1, a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Subsection 2.3(a), fewer than one hundred percent (100%) of the total number of Registrable Securities that Holders have requested to be included in such registration statement are actually included.

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2.4 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration;

(b) prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c) furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d) use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f) use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(g) provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

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(h) promptly make available for inspection by the selling Holders, any managing underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(i) notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(j) after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.

2.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

2.6 Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements, not to exceed $20,000, of one (1) counsel for the selling Holders (“Selling Holder Counsel”), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Subsection 2.1 if the registration request is subsequently withdrawn at the request of the Initiating Holders (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Initiating Holders agree to forfeit their right to one (1) registration pursuant to Subsections 2.1(a) or 2.1(b), as the case may be; provided further that if, at the time of such withdrawal, the Holders shall have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information then the Holders shall not be required to pay any of such expenses and shall not forfeit their right to one (1) registration pursuant to Subsections 2.1(a) or 2.1(b). All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

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2.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8 Indemnification. If any Registrable Securities are included in a registration statement under this Section 2:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

(b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Subsections 2.8(b) and 2.8(d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

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(c) Promptly after receipt by an indemnified party under this Subsection 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Subsection 2.8, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Subsection 2.8, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Subsection 2.8.

(d) To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Subsection 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Subsection 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Subsection 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Subsection 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Subsection 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.

(e) Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Subsection 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

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2.9 Reports Under Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

(a) make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;

(b) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

2.10 “Market Stand-off” Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the IPO, and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days), (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock (in each case, solely with respect to shares or any such securities held as of immediately prior to the IPO) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Subsection 2.10 shall apply only to the IPO and shall apply to each Investor only if each officer, director and each stockholder of the Company (together with their Affiliates or related investment funds) owning 1% or more of the Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock are subject to the same restrictions and are bound by similar agreements, shall not apply to: (A) the sale of any shares to an underwriter pursuant to an underwriting agreement, (B) any shares

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purchased in the IPO or in open market transactions from and after the IPO, (C) the transfer of any shares owned by a Holder to its affiliates or any of the Holder’s stockholders, members, partners or other equity holders; provided that the affiliate, stockholder, member, partner or other equity holder of the Holder agrees to be bound in writing by the restrictions set forth herein, or (D) the transfer of any shares to any trust for the direct or indirect benefit of the Holder or the immediate family of the Holder, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein. The underwriters in connection with such registration are intended third-party beneficiaries of this Subsection 2.10 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Subsection 2.10 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata only to all Holders that, together with such Holder’s Affiliates, own at least 550,000 shares of Series D Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series D Preferred Stock), based on the number of shares subject to such agreements.

2.11 Restrictions on Transfer.

(a) The Preferred Stock and the Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement. A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Preferred Stock and the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement. Notwithstanding the foregoing, the Company shall not require any transferee of shares pursuant to an effective registration statement or, following the IPO, SEC Rule 144, in each case, to be bound by the terms of this Agreement.

(b) Each certificate, instrument, or book entry representing (i) the Preferred Stock, (ii) the Registrable Securities, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Subsection 2.11(c)) be notated with a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Subsection 2.11.

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(c) The holder of such Restricted Securities, by acceptance of ownership thereof, agrees to comply in all respects with the provisions of this Section 2. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction or, following the IPO, the transfer is made pursuant to SEC Rule 144, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144; or (y) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration; provided that, with respect to transfers under the foregoing clause (y), each transferee agrees in writing to be subject to the terms of this Subsection 2.11. Each certificate, instrument, or book entry representing the Restricted Securities transferred as above provided shall be notated with, except if such transfer is made pursuant to SEC Rule 144 or pursuant to an effective registration statement, the appropriate restrictive legend set forth in Subsection 2.11(b), except that such certificate instrument, or book entry shall not be notated with such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

2.12 Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Subsections 2.1 or 2.2 shall terminate upon the earliest to occur of:

(a) the closing of a Deemed Liquidation Event;

(b) such time after consummation of the IPO as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares without limitation during a three-month period without registration; and

(c) the third anniversary of the IPO.

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3. Information Rights.

3.1 Delivery of Financial Statements. The Company shall deliver to each Major Investor, provided that the Board has not reasonably determined that such Major Investor is a Competitor:

(a) as soon as practicable, but in any event within one hundred eighty days (180) after the end of the fiscal year of the Company ended December 31, 2019 and within one hundred twenty (120) days after the end of each fiscal year of the Company thereafter (or such later date as may be approved by the Board) (i) a balance sheet as of the end of such year, (ii) statements of income and of cash flows for such year, and (iii) a statement of stockholders’ equity as of the end of such year, all prepared in accordance with GAAP;

(b) as soon as practicable, but in any event within sixty (60) days after the end of each of the first three (3) quarters of each fiscal year of the Company (or such later date as may be approved by the Board), unaudited statements of income and cash flows for such fiscal quarter, and an unaudited balance sheet as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end adjustments; and (ii) not contain all notes thereto that may be required in accordance with GAAP); and

(c) If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.

Notwithstanding anything else in this Subsection 3.1 to the contrary, the Company may cease providing the information set forth in this Subsection 3.1 during the period starting with the date sixty (60) days before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Subsection 3.1 shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective.

3.2 Inspection. The Company shall permit each Major Investor (provided that the Board has not reasonably determined that such Major Investor is a Competitor), at such Major Investor’s expense, upon not less than 7 days prior notice, to visit and inspect the Company’s properties; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by the Major Investor; provided, however, that the Company shall not be obligated pursuant to this Subsection 3.2 to provide access to any information that (i) it reasonably and in good faith considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company) or (ii) upon the advice of counsel, it determines that the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

3.3 Termination of Information Rights. The covenants set forth in Subsection 3.1 and Subsection 3.2 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) upon a Deemed Liquidation Event, whichever event occurs first.

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3.4 Confidentiality. Each Investor agrees that such Investor will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement or any information provided in connection with a request for a waiver under or an amendment of any term of this Agreement), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Subsection 3.4 by such Investor), (b) is or has been independently developed or conceived by the Investor without use of the Company’s confidential information, or (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Registrable Securities from such Investor, provided that prior to such disclosure such prospective purchaser has agreed to be bound to provisions which are the same or substantially similar to the provisions of this Subsection 3.4 (and further provided such purchaser is not a Competitor); (iii) to any Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Investor in the ordinary course of business, provided that such Investor informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that the Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.

4. Rights to Future Stock Issuances.

4.1 Right of First Offer. Subject to the terms and conditions of this Subsection 4.1 and applicable securities laws, if the Company proposes to offer or sell any New Securities, the Company shall first offer such New Securities to each Investor who is not a Defaulting Investor. Each such Investor shall be entitled to apportion the right of first offer hereby granted to it in such proportions as it deems appropriate, among itself and its Affiliates (provided such Affiliates are not a Competitor). Defaulting Investors shall not be entitled to any of the rights set forth in this Section 4.1.

(a) The Company shall give notice (the “Offer Notice”) to each Investor, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.

(b) By notification to the Company within ten (10) days after the Offer Notice is given, each Investor may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the proportion that the Common Stock then held by such Investor (including all shares of Common Stock then issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock and any other Derivative Securities then held by such Investor) bears to the total Common Stock of the Company then outstanding (assuming full conversion and/or exercise, as applicable, of all Preferred Stock and other Derivative Securities). At the expiration of such ten (10) day period, the Company shall promptly notify each Investor that elects to purchase or acquire all the shares available to it (each, a “Fully Exercising Investor”) of any other Investor’s failure to do likewise. During the five (5) day period commencing after the Company has given such notice,

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each Fully Exercising Investor may, by giving notice to the Company, elect to purchase or acquire, in addition to the number of shares specified above, up to that portion of the New Securities for which Investors were entitled to subscribe but that were not subscribed for by the Investors which is equal to the proportion that the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of Preferred Stock and any other Derivative Securities then held, by such Fully Exercising Investor bears to the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock and any other Derivative Securities then held, by all Fully Exercising Investors who wish to purchase such unsubscribed shares. The closing of any sale pursuant to this Subsection 4.1(b) shall occur within the later of one hundred and twenty (120) days of the date that the Offer Notice is given and the date of the initial sale of New Securities pursuant to Subsection 4.1(c).

(c) If all New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Subsection 4.1(b), the Company may, during the ninety (90) day period following the expiration of the periods provided in Subsection 4.1(b), offer and sell the remaining unsubscribed portion of such New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Investors in accordance with this Subsection 4.1.

(d) The right of first offer in this Subsection 4.1 shall not be applicable to (i) Exempted Securities (as defined in the Certificate of Incorporation); (ii) shares of Common Stock issued in the IPO; and (iii) the issuance of shares of Preferred Stock pursuant to the Purchase Agreement.

(e) Notwithstanding any provision hereof to the contrary, in lieu of complying with the provisions of this Subsection 4.1, the Company may elect to give notice to the Investors within thirty (30) days after the issuance of New Securities. Such notice shall describe the type, price, and terms of the New Securities. Each Investor shall have twenty (20) days from the date notice is given to elect to purchase up to the number of New Securities that would, if purchased by such Investor, maintain such Investor’s percentage-ownership position, calculated as set forth in Subsection 4.1(b) before giving effect to the issuance of such New Securities. The closing of such sale shall occur within sixty (60) days of the date notice is given to the Investors.

4.2 Termination. The covenants set forth in Subsection 4.1 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) upon a Deemed Liquidation Event, whichever event occurs first.

5. Voting Provisions Regarding Board of Directors.

5.1 Size of the Board. Each Stockholder agrees to vote, or cause to be voted, all Shares owned by such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that the size of the Board shall be set and remain at nine (9) directors and may be increased only with the written consent of the Founder Holders and the Requisite Preferred Holders.

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5.2 Board Composition. Each Stockholder agrees to vote, or cause to be voted, all Shares owned by such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that at each annual or special meeting of stockholders at which an election of directors is held or pursuant to any written consent of the stockholders, the following persons shall be elected to the Board:

(a) one person designated by the Investor holding the greatest number of shares of Series A Preferred Stock held by any of the Investors, other than RMI Investments S.A.R.L. or any of its Affiliates (the “Series A Designee”), who shall be the Series A Director (as defined in the Certificate of Incorporation), which individual shall initially be Isaac Cheng, for so long as at least 5,000,000 shares of Series A Preferred Stock are issued and outstanding (which number is subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalizations and the like);

(b) one person designated by RMI Investments S.A.R.L. (the “RMI Designee”), which individual shall initially be Grigory Borisenko, for so long as such Stockholder and its Affiliates collectively continue to beneficially own at least 1,500,000 shares of Series A Preferred Stock (which number is subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalizations and the like);

(c) one person designated by AJU Growth & Healthcare Fund (the “Series B Designee”), who shall be the Series B Director (as defined in the Certificate of Incorporation), which seat shall initially be vacant, for so long as (i) such Stockholder and its Affiliates collectively continue to beneficially own at least 300,000 shares of Series B Preferred Stock (which number is subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalizations and the like) and (ii) at least 5,000,000 shares of Series B Preferred Stock are issued and outstanding (which number is subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalizations and the like);

(d) one person designated by Cormorant Private Healthcare Fund I, LP (the “Cormorant Designee”), who shall be the Series C Director (as defined in the Certificate of Incorporation), which individual shall initially be Bihua Chen, for so long as (i) such Stockholder and its Affiliates collectively continue to beneficially own at least 1,100,000 shares of Series C Preferred Stock (which number is subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalizations and the like) and (ii) at least 2,741,228 shares of Series C Preferred Stock are issued and outstanding (which number is subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalizations and the like);

(e) one person designated by Bain Capital Life Sciences, LP (the “Bain Designee”), who shall be the Series D Director (as defined in the Certificate of Incorporation), which individual shall initially be Andrew Hack, for so long as such Stockholder and its Affiliates collectively continue to beneficially own at least 1,500,000 shares of Series D Preferred Stock (which number is subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalizations and the like);

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(f) One person designated by the holders of a majority of the outstanding shares of Common Stock held by the Key Holders (the “Key Holder Designee”), who shall be the director elected by the holders of record of the shares of Common Stock, exclusively and as a separate class, under the Certificate of Incorporation, which individual shall initially be Jean-Pierre Sommadossi, Ph.D.; and

(g) Three (3) persons who are each not otherwise an Affiliate of the Company or of any Stockholder and who are mutually acceptable to (i) the Founder and (ii) the holders of a majority in voting power of the outstanding shares of Preferred Stock (the “Independent Designees”), who shall initially be Franklin Berger, Bruce Polsky and Bruno Lucidi.

To the extent that any of clauses (a) through (f) above shall not be applicable, any member of the Board who would otherwise have been designated in accordance with the terms thereof shall instead be voted upon by all the stockholders of the Company entitled to vote thereon in accordance with, and pursuant to, the Certificate of Incorporation.

5.3 Failure to Designate a Board Member. In the absence of any designation from the Persons or groups with the right to designate a director as specified above, the director previously designated by them and then serving shall be reelected if still eligible to serve as provided herein.

5.4 Removal of Board Members. Each Stockholder also agrees to vote, or cause to be voted, all Shares owned by such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that:

(a) no director elected pursuant to Subsections 5.2 or 5.3 of this Agreement may be removed from office unless (i) such removal is directed or approved by the affirmative vote of the Person, or of the holders of a majority of the shares of stock, entitled under Subsection 5.2 to designate that director; or (ii) the Person(s) originally entitled to designate or approve such director pursuant to Subsection 5.2 is no longer so entitled to designate or approve such director;

(b) any vacancies created by the resignation, removal or death of a director elected pursuant to Subsections 5.2 or 5.3 shall be filled pursuant to the provisions of this Section 5; and

(c) upon the request of any party entitled to designate a director as provided in Subsection 5.2(a), Subsection 5.2(b), Subsection 5.2(c), Subsection 5.2(d), Subsection 5.2(e) or Subsection 5.2(f) to remove such director, such director shall be removed.

All Stockholders agree to execute any written consents required to perform the obligations of this Agreement, and the Company agrees at the request of any party entitled to designate directors to call a special meeting of stockholders for the purpose of electing directors.

5.5 No Liability for Election of Recommended Directors. No Stockholder, nor any Affiliate of any Stockholder, shall have any liability as a result of designating a person for election as a director for any act or omission by such designated person in his or her capacity as a director of the Company, nor shall any Stockholder have any liability as a result of voting for any such designee in accordance with the provisions of this Agreement

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5.6 No “Bad Actor” Designees. Each Person with the right to designate or participate in the designation of a director as specified above hereby represents and warrants to the Company that, to such Person’s knowledge, none of the “bad actor” disqualifying events described in Rule 506(d)(1)(i)-(viii) promulgated under the Securities Act (each, a “Disqualification Event”), is applicable to such Person’s initial designee named above except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. Any director designee to whom any Disqualification Event is applicable, except for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable, is hereinafter referred to as a “Disqualified Designee”. Each Person with the right to designate or participate in the designation of a director as specified above hereby covenants and agrees (A) not to designate or participate in the designation of any director designee who, to such Person’s knowledge, is a Disqualified Designee and (B) that in the event such Person becomes aware that any individual previously designated by any such Person is or has become a Disqualified Designee, such Person shall as promptly as practicable take such actions as are necessary to remove such Disqualified Designee from the Board and designate a replacement designee who is not a Disqualified Designee.

6. Vote to Increase Authorized Common Stock. Each Stockholder agrees to vote or cause to be voted all Shares owned by such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to increase the number of authorized shares of Common Stock from time to time to ensure that there will be sufficient shares of Common Stock available for conversion of all of the shares of Preferred Stock outstanding at any given time.

7. Drag-Along Right.

7.1 Actions to be Taken. In the event that (i) the Requisite Preferred Holders (the “Selling Investors”); (ii) the Board; (iii) the Founder Holders; (iv) if the amount per share payable in respect of outstanding shares of Series D Preferred Stock in connection with such Sale of the Company is less than twice the Series D Original Issue Price (as defined in the Certificate of Incorporation), the holders of a majority of the outstanding Series D Preferred Stock; and (v) if the amount per share payable in respect of outstanding shares of Series D-1 Preferred Stock in connection with such Sale of the Company is less than twice the Series D-1 Original Issue Price (as defined in the Certificate of Incorporation), the holders of a majority of the outstanding Series D-1 Preferred Stock approve a Sale of the Company in writing, specifying that this Section 7 shall apply to such transaction, then each Stockholder and the Company hereby agree:

(a) if such transaction requires stockholder approval, with respect to all Shares that such Stockholder owns or over which such Stockholder otherwise exercises voting power, to vote (in person, by proxy or by action by written consent, as applicable) all Shares in favor of, and adopt, such Sale of the Company (together with any related amendment to the Restated Certificate required in order to implement such Sale of the Company) and to vote in opposition to any and all other proposals that could reasonably be expected to delay or impair the ability of the Company to consummate such Sale of the Company;

(b) if such transaction is a Stock Sale, to sell the same proportion of shares of capital stock of the Company beneficially held by such Stockholder as is being sold by the Selling Investors to the Person to whom the Selling Investors propose to sell their Shares, and, except as permitted in Subsection 7.2 below, on the same terms and conditions as the Selling Investors;

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(c) to execute and deliver all related documentation and take such other action in support of the Sale of the Company as shall reasonably be requested by the Company or the Selling Investors in order to carry out the terms and provision of this Section 7, including, without limitation, executing and delivering instruments of conveyance and transfer, and any purchase agreement, merger agreement, indemnity agreement, escrow agreement, consent, waiver, governmental filing, share certificates duly endorsed for transfer (free and clear of impermissible liens, claims and encumbrances), and any similar or related documents;

(d) not to deposit, and to cause their Affiliates not to deposit, except as provided in this Agreement, any Shares of the Company owned by such party or Affiliate in a voting trust or subject any Shares to any arrangement or agreement with respect to the voting of such Shares, unless specifically requested to do so by the acquiror in connection with the Sale of the Company;

(e) to refrain from exercising any dissenters’ rights or rights of appraisal under applicable law at any time with respect to such Sale of the Company;

(f) if the consideration to be paid in exchange for the Shares pursuant to this Section 7 includes any securities and due receipt thereof by any Stockholder would require under applicable law: (x) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities; or (y) the provision to any Stockholder of any information other than such information as a prudent issuer would generally furnish in an offering made solely to “accredited investors” as defined in Regulation D promulgated under the Securities Act the Company may cause to be paid to any such Stockholder in lieu thereof, against surrender of the Shares which would have otherwise been sold by such Stockholder, an amount in cash equal to the fair value (as determined in good faith by the Company) of the securities which such Stockholder would otherwise receive as of the date of the issuance of such securities in exchange for the Shares; and

(g) in the event that the Selling Investors, in connection with such Sale of the Company, appoint a stockholder representative (the “Stockholder Representative”) with respect to matters affecting the Stockholders under the applicable definitive transaction agreements following consummation of such Sale of the Company, (x) to consent to (i) the appointment of such Stockholder Representative, (ii) the establishment of any applicable escrow, expense or similar fund in connection with any indemnification or similar obligations, and (iii) the payment of such Stockholder’s pro rata portion (from the applicable escrow or expense fund or otherwise) of any and all reasonable fees and expenses to such Stockholder Representative in connection with such Stockholder Representative’s services and duties in connection with such Sale of the Company and its related service as the representative of the Stockholders, and (y) not to assert any claim or commence any suit against the Stockholder Representative or any other Stockholder with respect to any action or inaction taken or failed to be taken by the Stockholder Representative in connection with its service as the Stockholder Representative, absent fraud or willful misconduct.

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7.2 Exceptions. Notwithstanding the foregoing, a Stockholder will not be required to comply with Subsection 7.1 above in connection with any proposed Sale of the Company (the “Proposed Sale”), unless:

(a) any representations and warranties to be made by such Stockholder in connection with the Proposed Sale are limited to representations and warranties related to authority, ownership and the ability to convey title to such Shares, including, but not limited to, representations and warranties that (i) the Stockholder holds all right, title and interest in and to the Shares such Stockholder purports to hold, free and clear of all liens and encumbrances, (ii) the obligations of the Stockholder in connection with the transaction have been duly authorized, if applicable, (iii) the documents to be entered into by the Stockholder have been duly executed by the Stockholder and delivered to the acquirer and are enforceable against the Stockholder in accordance with their respective terms; and (iv) neither the execution and delivery of documents to be entered into in connection with the transaction, nor the performance of the Stockholder’s obligations thereunder, will cause a breach or violation of the terms of any agreement, law or judgment, order or decree of any court or governmental agency;

(b) the Stockholder shall not be liable for the inaccuracy of any representation or warranty made by any other Person in connection with the Proposed Sale, other than the Company (except to the extent that funds may be paid out of an escrow established to cover breach of representations, warranties and covenants of the Company as well as breach by any stockholder of any of identical representations, warranties and covenants provided by all stockholders);

(c) the liability for indemnification, if any, of such Stockholder in the Proposed Sale and for the inaccuracy of any representations and warranties made by the Company or its Stockholders in connection with such Proposed Sale, is several and not joint with any other Person (except to the extent that funds may be paid out of an escrow established to cover breach of representations, warranties and covenants of the Company as well as breach by any stockholder of any of identical representations, warranties and covenants provided by all stockholders), and subject to the provisions of the Certificate of Incorporation related to the allocation of the escrow, is pro rata in proportion to, and does not exceed, the amount of consideration paid to such Stockholder in connection with such Proposed Sale;

(d) upon the consummation of the Proposed Sale (i) each holder of each class or series of the Company’s stock will receive the same form of consideration for their shares of such class or series as is received by other holders in respect of their shares of such same class or series of stock, (ii) each holder of Common Stock will receive the same amount of consideration per share of Common Stock as is received by other holders in respect of their shares of Common Stock, and (iii) unless (A) the Requisite Preferred Holders and (B) the holders of a majority in voting power of the then outstanding shares of Series D Preferred Stock and Series D-1 Preferred Stock, voting separately as a class, elect to receive a lesser amount by written notice given to the Company at least three (3) days prior to the effective date of any such Proposed Sale, the aggregate consideration receivable by all holders of the Preferred Stock and Common Stock shall be allocated among the holders of Preferred Stock and Common Stock on the basis of the relative liquidation preferences to which the holders of each respective series of Preferred Stock and the holders of Common Stock are entitled in a Deemed Liquidation Event (assuming for this purpose that the Proposed Sale is a Deemed Liquidation Event) in accordance with the Company’s

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Certificate of Incorporation in effect immediately prior to the Proposed Sale; provided, however, that, notwithstanding the foregoing, if the consideration to be paid in exchange for the Key Holder Shares or Investor Shares, as applicable, pursuant to this Subsection 7.2(d) includes any securities and due receipt thereof by any Key Holder or Investor would require under applicable law (x) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities; or (y) the provision to any Key Holder or Investor of any information other than such information as a prudent issuer would generally furnish in an offering made solely to “accredited investors” as defined in Regulation D promulgated under the Securities Act, the Company may cause to be paid to any such Key Holder or Investor in lieu thereof, against surrender of the Key Holder Shares or Investor Shares, as applicable, which would have otherwise been sold by such Key Holder or Investor, an amount in cash equal to the fair value (as determined in good faith by the Company) of the securities which such Key Holder or Investor would otherwise receive as of the date of the issuance of such securities in exchange for the Key Holder Shares or Investor Shares, as applicable; and

(e) no Stockholder that is a venture capital fund, investment fund or similar investment vehicle shall be required, in connection with such Proposed Sale, to enter into any agreements with non-competition, non-solicitation, non-hire provisions or similar restrictive covenants (other than customary covenants regarding confidentiality).

8. Additional Covenants.

8.1 Insurance. The Company shall use its commercially reasonable efforts to maintain, from financially sound and reputable insurers Directors and Officers liability insurance in an amount and on terms and conditions satisfactory to the Board and will use commercially reasonable efforts to cause such insurance policies to be maintained until such time as the Board determines that such insurance should be discontinued.

8.2 Board Matters. The Company shall reimburse the Key Holder Designee and Independent Designees for all reasonable out-of-pocket travel expenses incurred (consistent with the Company’s travel policy) in connection with attending meetings of the Board. The Company may reimburse any other director for all reasonable out-of-pocket travel expenses incurred (consistent with the Company’s travel policy) in connection with attending meetings of the Board; provided, however, if the Company decides to reimburse such expenses incurred by any of the Series B Designee, Series A Designee, RMI Designee, Cormorant Designee or Bain Designee, then the Company shall reimburse such expenses of each of the Series B Designee, Series A Designee, RMI Designee, Cormorant Designee and Bain Designee.

8.3 Equity Incentive Plan. So long as holders of Series A Preferred Stock are entitled to elect the Series A Director (as defined in the Certificate of Incorporation), holders of Series B Preferred Stock are entitled to elect the Series B Director (as defined in the Certificate of Incorporation), holders of Series C Preferred Stock are entitled to elect the Series C Director (as defined in the Certificate of Incorporation) and holders of Series D Preferred Stock are entitled to elect the Series D Director (as defined in the Certificate of Incorporation), the Company hereby covenants and agrees with each of the Investors that it shall not, without approval of the Board, which approval must include the affirmative vote of at least two out of the four of (i) the Series A Director, (ii) the Series B Director, (iii) the Series C Director and (iv) the Series D Director (the

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“Special Board Approval”), amend the Company’s 2013 Equity Incentive Plan (the “Plan”) to increase the aggregate number of shares of Common Stock issuable pursuant to the Plan to in excess of 10,979,971 shares of Common Stock, or approve or adopt any other stock option or equity compensation plan.

8.4 Proprietary Information and Inventions Agreements. Unless otherwise approved by the Board, including the Special Board Approval, the Company shall require all employees and consultants to enter into the Company’s standard form of proprietary information and inventions agreement or a different agreement containing substantially similar terms with respect to proprietary information and the assignment of inventions.

8.5 Successor Indemnification. If the Company or any of its successors or assignees consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately before such transaction, whether such obligations are contained in the Company’s Bylaws, the Certificate of Incorporation, or elsewhere, as the case may be.

8.6 Indemnification Matters. The Company hereby acknowledges that one (1) or more of the directors nominated to serve on the Board of Directors by the Investors (each an “Investor Director”) may have certain rights to indemnification, advancement of expenses and/or insurance provided by one or more of the Investors and certain of their Affiliates (collectively, the “Investor Indemnitors”). The Company hereby agrees (a) that it is the indemnitor of first resort (i.e., its obligations to any such Investor Director are primary and any obligation of the Investor Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Investor Director are secondary), (b) that it shall be required to advance the full amount of expenses incurred by such Investor Director and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement by or on behalf of any such Investor Director to the extent legally permitted and as required by the Company’s Certificate of Incorporation or Bylaws of the Company (or any agreement between the Company and such Investor Director), without regard to any rights such Investor Director may have against the Investor Indemnitors, and, (c) that it irrevocably waives, relinquishes and releases the Investor Indemnitors from any and all claims against the Investor Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Investor Indemnitors on behalf of any such Investor Director with respect to any claim for which such Investor Director has sought indemnification from the Company shall affect the foregoing and the Investor Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Investor Director against the Company. The Investor Directors and the Investor Indemnitors are intended third party beneficiaries of this Subsection 8.6 and shall have the right, power and authority to enforce the provisions of this Subsection 8.6 as though they were a party to this Agreement.

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8.7 Right to Conduct Activities. The Company hereby agrees and acknowledges that each of Ally Bridge MedAlpha Master Fund L.P. (together with its Affiliates), Bain Capital Life Sciences, LP (together with its Affiliates), Omega Fund VI, L.P. (together with its Affiliates), RA Capital Healthcare Fund, L.P. (together with its Affiliates), Redmile (together with its Affiliates) and Rock Springs Capital Master Fund LP (together with its Affiliates) is a professional investment organization, and as such reviews the business plans and related proprietary information of many enterprises, some of which may compete directly or indirectly with the Company’s business (as currently conducted or as currently propose to be conducted). The Company hereby agrees that, to the extent permitted under applicable law, each of Ally Bridge MedAlpha Master Fund L.P. (and its Affiliates), Bain Capital Life Sciences, LP (and its Affiliates), Omega Fund VI, L.P. (and its Affiliates), RA Capital Healthcare Fund, L.P. (and its Affiliates), Redmile (and its Affiliates) and Rock Springs Capital Master Fund LP (and its Affiliates) shall not be liable to the Company for any claim arising out of, or based upon, (i) the investment by Ally Bridge MedAlpha Master Fund L.P. (or its Affiliates), Bain Capital Life Sciences, LP (or its Affiliates), Omega Fund VI, L.P. (or its Affiliates), RA Capital Healthcare Fund, L.P. (or its Affiliates), Redmile (or its Affiliates) or Rock Springs Capital Master Fund LP (or its Affiliates), respectively, in any entity competitive with the Company, or (ii) actions taken by any partner, officer, employee or other representative of Ally Bridge MedAlpha Master Fund L.P. (or its Affiliates), Bain Capital Life Sciences, LP (or its Affiliates), Omega Fund VI, L.P. (or its Affiliates), RA Capital Healthcare Fund, L.P. (or its Affiliates), Redmile (or its Affiliates) or Rock Springs Capital Master Fund LP (or its Affiliates), respectively, to assist any such competitive company, whether or not such action was taken as a member of the board of directors of such competitive company or otherwise, and whether or not such action has a detrimental effect on the Company; provided, however, that the foregoing shall not relieve (x) any of the Investors from liability associated with the unauthorized disclosure of the Company’s confidential information obtained pursuant to this Agreement, or (y) any director or officer of the Company from any liability associated with his or her fiduciary duties to the Company.

9. Agreement Among the Company, the Investors and the Founder.

9.1 Right of First Refusal.

(a) Grant. Subject to the terms of Section 10 below, each Restricted Holder hereby unconditionally and irrevocably grants to the Company, a Right of First Refusal to purchase all or any portion of Transfer Stock that such Restricted Holder may propose to transfer in a Proposed Restricted Holder Transfer, at the same price and on the same terms and conditions as those offered to the Prospective Transferee.

(b) Notice. Each Restricted Holder proposing to make a Proposed Restricted Holder Transfer must deliver a Proposed Transfer Notice to the Company and each Rights Holder not later than forty-five (45) days prior to the consummation of such Proposed Restricted Holder Transfer. Such Proposed Transfer Notice shall contain the material terms and conditions (including price and form of consideration) of the Proposed Restricted Holder Transfer, the identity of the Prospective Transferee and the intended date of the Proposed Restricted Holder Transfer. To exercise its Right of First Refusal under this Section 9, the Company must deliver a Company Notice to the selling Restricted Holder within fifteen (15) days after receipt of the Proposed Transfer Notice. In the event of a conflict between this Agreement and any other agreement that may have been entered into by a Restricted Holder with the Company that contains a preexisting right of first refusal, the Company and the Restricted Holder acknowledge and agree that the terms of this Agreement shall control and the preexisting right of first refusal shall be deemed satisfied by compliance with Subsection 9.1(a) and this Subsection 9.1(b).

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(c) Grant of Secondary Refusal Right. Subject to the terms of Section 10 below, each Restricted Holder hereby unconditionally and irrevocably grants to the Rights Holders a Secondary Refusal Right to purchase all or any portion of the Transfer Stock not purchased by the Company pursuant to the Right of First Refusal, as provided in this Subsection 9.1(c). If the Company does not intend to exercise its Right of First Refusal with respect to all Transfer Stock subject to a Proposed Restricted Holder Transfer, the Company must deliver a Secondary Notice to the selling Restricted Holder and to each Rights Holder to that effect no later than fifteen (15) days after the selling Restricted Holder delivers the Proposed Transfer Notice to the Company. To exercise its Secondary Refusal Right, a Rights Holder must deliver a Rights Holder Notice to the selling Restricted Holder and the Company within ten (10) days after the Company’s deadline for its delivery of the Secondary Notice as provided in the preceding sentence.

(d) Undersubscription of Transfer Stock. If options to purchase have been exercised by the Company and the Rights Holders with respect to some but not all of the Transfer Stock by the end of the ten (10) day period specified in the last sentence of Subsection 9.1(c) (the “Rights Holder Notice Period”), then the Company shall, immediately after the expiration of the Rights Holder Notice Period, send written notice (the “Company Undersubscription Notice”) to those Rights Holders who fully exercised their Secondary Refusal Right within the Rights Holder Notice Period (the “Exercising Rights Holders”). Each Exercising Rights Holder shall, subject to the provisions of this Subsection 9.1(d), have an additional option to purchase all or any part of the balance of any such remaining unsubscribed shares of Transfer Stock on the terms and conditions set forth in the Proposed Transfer Notice. To exercise such option, an Exercising Rights Holder must deliver an Undersubscription Notice to the selling Restricted Holder and the Company within ten (10) days after the expiration of the Rights Holder Notice Period. In the event there are two (2) or more such Exercising Rights Holders that choose to exercise the last-mentioned option for a total number of remaining shares in excess of the number available, the remaining shares available for purchase under this Subsection 9.1(d) shall be allocated to such Exercising Rights Holders pro rata based on the number of shares of Transfer Stock such Exercising Rights Holders have elected to purchase pursuant to the Secondary Refusal Right (without giving effect to any shares of Transfer Stock that any such Exercising Rights Holder has elected to purchase pursuant to the Company Undersubscription Notice). If the options to purchase the remaining shares are exercised in full by the Exercising Rights Holders, the Company shall immediately notify all of the Exercising Rights Holders and the selling Restricted Holder of that fact.

(e) Forfeiture of Rights. Notwithstanding the foregoing, if the total number of shares of Transfer Stock that the Company and the Rights Holders have agreed to purchase in the Company Notice, Rights Holder Notices and Undersubscription Notices is less than the total number of shares of Transfer Stock, then the Company and the Rights Holders shall be deemed to have forfeited any right to purchase such Transfer Stock, and the selling Restricted Holder shall be free to sell all, but not less than all, of the Transfer Stock to the Prospective Transferee on terms and conditions substantially similar to (and in no event more favorable than) the terms and conditions set forth in the Proposed Transfer Notice, it being understood and agreed that (i) any such sale or transfer shall be subject to the other terms and restrictions of this Agreement, including, without limitation, the terms and restrictions set forth in Subsections 9.2 and 11.1; (ii)

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any future Proposed Restricted Holder Transfer shall remain subject to the terms and conditions of this Agreement, including this Section 9; and (iii) such sale shall be consummated within sixty (60) days after receipt of the Proposed Transfer Notice by the Company and, if such sale is not consummated within such sixty (60) day period, such sale shall again become subject to the Right of First Refusal and Secondary Refusal Right on the terms set forth herein.

(f) Consideration; Closing. If the consideration proposed to be paid for the Transfer Stock is in property, services or other non-cash consideration, the fair market value of the consideration shall be as determined in good faith by the Board and as set forth in the Company Notice. If the Company or any Rights Holder cannot for any reason pay for the Transfer Stock in the same form of non-cash consideration, the Company or such Rights Holder may pay the cash value equivalent thereof, as determined in good faith by the Board and as set forth in the Company Notice. The closing of the purchase of Transfer Stock by the Company and the Rights Holders shall take place, and all payments from the Company and the Rights Holders shall have been delivered to the selling Restricted Holder, by the later of (i) the date specified in the Proposed Transfer Notice as the intended date of the Proposed Restricted Holder Transfer; and (ii) sixty (60) days after delivery of the Proposed Transfer Notice.

9.2 Right of Co-Sale.

(a) Exercise of Right. If the Transfer Stock subject to a Proposed Restricted Holder Transfer is not purchased pursuant to Subsection 9.1 above and thereafter is to be sold to a Prospective Transferee, each respective Rights Holder may elect to exercise its Right of Co-Sale and participate on a pro rata basis in the Proposed Restricted Holder Transfer as set forth in Subsection 9.2(b) below and, subject to Subsection 9.2(d), otherwise on the same terms and conditions specified in the Proposed Transfer Notice. Each Rights Holder who desires to exercise its Right of Co-Sale (each, a “Participating Rights Holder”) must give the selling Restricted Holder written notice to that effect within fifteen (15) days after the deadline for delivery of the Secondary Notice described above, and upon giving such notice such Participating Rights Holder shall be deemed to have effectively exercised the Right of Co-Sale.

(b) Shares Includable. Each Participating Rights Holder may include in the Proposed Restricted Holder Transfer all or any part of such Participating Rights Holder’s Capital Stock equal to the product obtained by multiplying (i) the aggregate number of shares of Transfer Stock subject to the Proposed Restricted Holder Transfer by (ii) a fraction, the numerator of which is the number of shares of Capital Stock owned by such Participating Rights Holder immediately before consummation of the Proposed Restricted Holder Transfer and the denominator of which is the total number of shares of Capital Stock owned, in the aggregate, by all Participating Rights Holders immediately prior to the consummation of the Proposed Restricted Holder Transfer, plus the number of shares of Transfer Stock held by the selling Restricted Holder. To the extent one (1) or more of the Participating Rights Holders exercise such right of participation in accordance with the terms and conditions set forth herein, the number of shares of Transfer Stock that the selling Restricted Holder may sell in the Proposed Restricted Holder Transfer shall be correspondingly reduced.

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(c) Purchase and Sale Agreement. The Participating Rights Holders and the selling Restricted Holder agree that the terms and conditions of any Proposed Restricted Holder Transfer in accordance with Subsection 9.2 will be memorialized in, and governed by, a written purchase and sale agreement with the Prospective Transferee (the “Purchase and Sale Agreement”) with customary terms and provisions for such a transaction, and the Participating Rights Holders and the selling Restricted Holder further covenant and agree to enter into such Purchase and Sale Agreement as a condition precedent to any sale or other transfer in accordance with this Subsection 9.2.

(d) Allocation of Consideration.

(i) Subject to Subsection 9.2(d)(ii), the aggregate consideration payable to the Participating Rights Holders and the selling Restricted Holder shall be allocated based on the number of shares of Capital Stock sold to the Prospective Transferee by each Participating Rights Holder and the selling Restricted Holder as provided in Subsection 9.2(b), provided that if a Participating Rights Holder wishes to sell Preferred Stock, the price set forth in the Proposed Transfer Notice shall be appropriately adjusted based on the conversion ratio of the Preferred Stock into Common Stock.

(ii) In the event that the Proposed Restricted Holder Transfer constitutes a Stock Sale of the Company, the terms of the Purchase and Sale Agreement shall provide that the aggregate consideration from such transfer shall be allocated to the Participating Rights Holders and the selling Restricted Holder in accordance with Sections 2.1, 2.2, 2.3 and 2.4 of Article FOURTH, Part (B) of the Certificate of Incorporation as if (A) such transfer were a Deemed Liquidation Event (as defined in the Certificate of Incorporation), and (B) the Capital Stock sold in accordance with the Purchase and Sale Agreement were the only Capital Stock outstanding. In the event that a portion of the aggregate consideration payable to the Participating Rights Holder(s) and selling Restricted Holder is placed into escrow, the Purchase and Sale Agreement shall provide that (x) the portion of such consideration that is not placed in escrow (the “Initial Consideration”) shall be allocated in accordance with Sections 2.1, 2.2, 2.3 and 2.4 of Article FOURTH, Part (B) of the Certificate of Incorporation as if the Initial Consideration were the only consideration payable in connection with such transfer, and (y) any additional consideration which becomes payable to the Participating Rights Holder(s) and selling Restricted Holder upon release from escrow shall be allocated in accordance with Sections 2.1, 2.2, 2.3 and 2.4 of Article FOURTH, Part (B) of the Certificate of Incorporation after taking into account the previous payment of the Initial Consideration as part of the same transfer.

(e) Purchase by Selling Restricted Holder; Deliveries. Notwithstanding Subsection 9.2(c) above, if any Prospective Transferee or Transferees refuse(s) to purchase securities subject to the Right of Co-Sale from any Participating Rights Holder or upon the failure to negotiate in good faith a Purchase and Sale Agreement reasonably satisfactory to the Participating Rights Holders, no Restricted Holder may sell any Transfer Stock to such Prospective Transferee or Transferees unless and until, simultaneously with such sale, such Restricted Holder purchases all securities subject to the Right of Co-Sale from such Participating Rights Holder on the same terms and conditions (including the proposed purchase price) as set forth in the Proposed Transfer Notice and as provided in Subsection 9.2(d)(i); provided, however, if such sale constitutes a Stock Sale of the Company, the aggregate consideration paid by the Selling Restricted Holder to such Participating Rights Holders, shall be allocated in accordance with Subsection 9.2(d)(ii) and further, the portion of the aggregate consideration received by the selling Restricted Holder from

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the Transferees that exceeds the aggregate consideration payable by the selling Restricted Holder to such Participating Rights Holders (pursuant to this sentence) shall also be allocated in accordance with Subsection 9.2(d)(ii). In connection with such purchase by the selling Restricted Holder, such Participating Rights Holder shall deliver to the selling Restricted Holder any stock certificate or certificates, properly endorsed for transfer, representing the Capital Stock being purchased by the selling Restricted Holder (or request that the Company effect such transfer in the name of the selling Restricted Holder). Any such shares transferred to the selling Restricted Holder will be transferred to the Prospective Transferee against payment therefor in consummation of the sale of the Transfer Stock pursuant to the terms and conditions specified in the Proposed Transfer Notice, and the selling Restricted Holder shall concurrently therewith remit or direct payment to each such Participating Rights Holder the portion of the aggregate consideration to which each such Participating Rights Holder is entitled by reason of its participation in such sale as provided in this Subsection 9.2(e).

(f) Additional Compliance. If any Proposed Restricted Holder Transfer is not consummated within sixty (60) days after receipt of the Proposed Transfer Notice by the Company, the Restricted Holders proposing the Proposed Restricted Holder Transfer may not sell any Transfer Stock unless they first comply in full with each provision of this Section 9. The exercise or election not to exercise any right by any Rights Holder hereunder shall not adversely affect its right to participate in any other sales of Transfer Stock subject to this Subsection 9.2.

9.3 Effect of Failure to Comply.

(a) Transfer Void; Equitable Relief. Any Proposed Restricted Holder Transfer not made in compliance with the requirements of this Agreement shall be null and void ab initio, shall not be recorded on the books of the Company or its transfer agent and shall not be recognized by the Company. Each party hereto acknowledges and agrees that any breach of this Agreement would result in substantial harm to the other parties hereto for which monetary damages alone could not adequately compensate. Therefore, the parties hereto unconditionally and irrevocably agree that any non-breaching party hereto shall be entitled to seek protective orders, injunctive relief and other remedies available at law or in equity (including, without limitation, seeking specific performance or the rescission of purchases, sales and other transfers of Transfer Stock not made in strict compliance with this Agreement).

(b) Violation of First Refusal Right. If any Restricted Holder becomes obligated to sell any Transfer Stock to the Company or any Rights Holder under this Agreement and fails to deliver such Transfer Stock in accordance with the terms of this Agreement, the Company and/or such Rights Holder may, at its option, in addition to all other remedies it may have, send to such Restricted Holder the purchase price for such Transfer Stock as is herein specified and transfer to the name of the Company or such Rights Holder (or request that the Company effect such transfer in the name of an Rights Holder) on the Company’s books any certificates, instruments, or book entry representing the Transfer Stock to be sold.

(c) Violation of Co-Sale Right. If any Restricted Holder purports to sell any Transfer Stock in contravention of the Right of Co-Sale (a “Prohibited Transfer”), each Rights Holder who desires to exercise its Right of Co-Sale under Subsection 9.2 may, in addition to such remedies as may be available by law, in equity or hereunder, require such Restricted Holder to

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purchase from such Rights Holder the type and number of shares of Capital Stock that such Rights Holder would have been entitled to sell to the Prospective Transferee had the Prohibited Transfer been effected in compliance with the terms of Subsection 9.2. The sale will be made on the same terms, including, without limitation, as provided in Subsection 9.2(d)(i) and the first sentence of Subsection 9.2(d)(ii), as applicable, and subject to the same conditions as would have applied had the Restricted Holder not made the Prohibited Transfer, except that the sale (including, without limitation, the delivery of the purchase price) must be made within ninety (90) days after the Rights Holder learns of the Prohibited Transfer, as opposed to the timeframe proscribed in Subsection 9.2. Such Restricted Holder shall also reimburse each Rights Holder for any and all reasonable and documented out-of-pocket fees and expenses, including reasonable legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Rights Holder’s rights under Subsection 9.2.

10. Exempt Transfers.

10.1 Notwithstanding the foregoing or anything to the contrary herein, the provisions of Subsections 9.1 and 9.2 shall not apply (a) in the case of a Restricted Holder that is an entity, upon a transfer by such Restricted Holder to its stockholders, members, partners, other equity holders or Affiliates, (b) to a repurchase of Transfer Stock from a Key Holder by the Company at a price no greater than that originally paid by such Key Holder for such Transfer Stock and pursuant to an agreement containing vesting and/or repurchase provisions approved by a majority of the Board, or (c) in the case of a Restricted Holder that is a natural person or a trust, upon a transfer of Transfer Stock by such Restricted Holder made for bona fide estate planning purposes, either to one or more Immediate Family Members, or any other relative approved by the Board, or any custodian or trustee of any trust, partnership or limited liability company for the benefit of, or the ownership interests of which are owned wholly by such Restricted Holder or any such Immediate Family Members; provided that in the case of clause(s) (a) and (c), the Restricted Holder shall deliver prior written notice to the Rights Holders of such pledge, gift or transfer and such shares of Transfer Stock shall at all times remain subject to the terms and restrictions set forth in this Agreement and such transferee shall, as a condition to such issuance, deliver a counterpart signature page to this Agreement as confirmation that such transferee shall be bound by all the terms and conditions of this Agreement as a Restricted Holder (but only with respect to the securities so transferred to the transferee), including the obligations of a Restricted Holder with respect to Proposed Restricted Holder Transfers of such Transfer Stock pursuant to Section 9; and provided further in the case of any transfer pursuant to clause (a) or (c) above, that such transfer is made pursuant to a transaction in which there is no consideration actually paid for such transfer.

10.2 Exempted Offerings. Notwithstanding the foregoing or anything to the contrary herein, the provisions of Section 9 shall not apply to the sale of any Transfer Stock (a) to the public in an offering pursuant to an effective registration statement under the Securities Act; or (b) pursuant to a Sale of the Company.

10.3 Prohibited Transferees. Notwithstanding the foregoing, no Restricted Holder shall transfer any Transfer Stock to (a) any Competitor; or (b) any customer, distributor or supplier of the Company, if the Board should determine that such transfer would result in such customer, distributor or supplier receiving information that would place the Company at a competitive disadvantage with respect to such customer, distributor or supplier.

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11. Miscellaneous.

11.1 Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of Registrable Securities that: (i) is an Affiliate of a Holder; (ii) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members; or (iii) after such transfer, holds at least 100,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations); provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Subsection 2.11, in substantially the form attached hereto as Exhibit A. For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee (1) that is an Affiliate or stockholder of a Holder; (2) who is a Holder’s Immediate Family Member; or (3) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member shall be aggregated together and with those of the transferring Holder; provided further that all transferees who would not qualify individually for assignment of rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Agreement. Any successor or permitted assignee of any Restricted Holder, including any Prospective Transferee who purchases shares of Transfer Stock in accordance with the terms hereof, shall deliver to the Company and the Rights Holders, as a condition to any transfer or assignment, a counterpart signature page hereto pursuant to which such successor or permitted assignee shall confirm their agreement to be subject to and bound by all of the provisions set forth in this Agreement that were applicable to the predecessor or assignor of such successor or permitted assignee. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

11.2 Governing Law. This Agreement shall be governed by the internal law of the Commonwealth of Massachusetts, with the exception of Sections 5, 6 and 7, which shall be governed by the internal law of the State of Delaware, without regard to its conflict of laws principles that would cause the application of laws of any other jurisdiction.

11.3 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

11.4 Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

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11.5 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on Schedule A or Schedule B hereto (as applicable), or to the principal office of the Company and to the attention of the Chief Executive Officer, in the case of the Company, or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Subsection 11.5. If notice is given to the Company, a copy shall also be sent to Latham & Watkins LLP, 27th Floor, 200 Clarendon Street, Boston, MA 02116, Attention: Peter N. Handrinos, facsimile: (617) 948-6001, email: peter.handrinos@lw.com.

11.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company, the Founder and the Requisite Preferred Holders; provided that the Company may in its sole discretion waive compliance with Subsection 2.11(c) (and the Company’s failure to object promptly in writing after notification of a proposed assignment allegedly in violation of Subsection 2.11(c) shall be deemed to be a waiver); and provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party. Notwithstanding the foregoing, (a) Section 5.2(e), the last sentence of Section 1.7 (with regard to itself only), and this clause (a) may not be amended or waived without the written consent of Bain Capital Life Sciences, LP, (b) Section 7.2(d)(iii)(B) and this clause (b) may not be amended or waived without the written consent of the holders of a majority in voting power of the outstanding shares of Series D Preferred Stock and Series D-1 Preferred Stock, voting together as a single class, (c) clause (iv) in the first paragraph of Section 7.1 and this clause (c) may not be amended or waived without the written consent of the holders of a majority of the outstanding shares of Series D Preferred Stock, (d) clause (v) in the first paragraph of Section 7.1 and this clause (d) may not be amended or waived without the written consent of the holders of a majority of the outstanding shares of Series D-1 Preferred Stock, (e) the last sentence of Section 1.7 and Section 8.7 may not be amended or waived with regard to any of the Investors specifically named therein without the written consent of the applicable Investor, and this clause (e) may not be amended or waived without the written consent of each Investor specifically named in Section 8.7, and (f) this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, termination, or waiver applies to all Investors in the same fashion (it being agreed that a waiver of the provisions of Section 4 with respect to a particular transaction shall be deemed to apply to all Investors in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Investors may nonetheless, by agreement with the Company, purchase securities in such transaction). Further, this Agreement may not be amended, and no provision hereof may be waived, in each case, in any way which would adversely affect the rights of the Key Holders hereunder in a manner disproportionate to any adverse effect such amendment or waiver would have on the rights of the Investors hereunder, without also the written consent of the holders

34

of at least a majority of the Shares held by the Key Holders. Any amendment, termination, or waiver effected in accordance with this Subsection 11.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

11.7 Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

11.8 Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

11.9 Additional Parties.

(a) Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of Preferred Stock after the date hereof, whether pursuant to the Purchase Agreement or otherwise, any purchaser of such shares of Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder. No action or consent by the Investors shall be required for such joinder to this Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder.

(b) In the event that after the date of this Agreement, the Company enters into an agreement with any Person to issue shares of capital stock to such Person (other than to a purchaser of Preferred Stock described in Subsection 11.9(a) above), following which such Person shall hold Shares constituting one percent (1%) or more of the Company’s then outstanding capital stock (treating for this purpose all shares of Common Stock issuable upon exercise of or conversion of outstanding options, warrants or convertible securities, as if exercised and/or converted or exchanged), then, the Company shall cause such Person, as a condition precedent to entering into such agreement, to become a party to this Agreement by executing an Adoption Agreement in the form attached hereto as Exhibit A, agreeing to be bound by and subject to the terms of this Agreement as a Stockholder and thereafter such person shall be deemed a Stockholder for all purposes under this Agreement.

11.10 Entire Agreement. This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled. Upon the effectiveness of this Agreement, the Prior Agreement shall be deemed amended and restated and superseded and replaced in its entirety by this Agreement, and shall be of no further force or effect.

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11.11 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

11.12 Transfers. Each transferee or assignee of any Shares subject to this Agreement shall continue to be subject to the terms hereof, and, as a condition precedent to the Company’s recognizing such transfer, each transferee or assignee shall agree in writing to be subject to each of the terms of this Agreement by executing and delivering an Adoption Agreement substantially in the form attached hereto as Exhibit A. Upon the execution and delivery of an Adoption Agreement by any transferee, such transferee shall be deemed to be a party hereto as if such transferee were the transferor and such transferee’s signature appeared on the signature pages of this Agreement and shall be deemed to be an Investor and Stockholder, or a Key Holder and Stockholder, as applicable. The Company shall not permit the transfer of the Shares subject to this Agreement on its books or issue a new certificate representing any such shares unless and until such transferee shall have complied with the terms of this Subsection 11.12. Each certificate instrument, or book entry representing the Shares subject to this Agreement if issued on or after the date of this Agreement shall be notated by the Company with the legend set forth in Subsection 11.13.

11.13 Share Certificate Legend. Each certificate, instrument, or book entry representing any Shares issued after the date hereof shall be notated by the Company with a legend reading substantially as follows:

“THE SHARES REPRESENTED HEREBY ARE SUBJECT TO A FOURTH AMENDED AND RESTATED STOCKHOLDERS AGREEMENT, AS MAY BE AMENDED FROM TIME TO TIME (A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF THAT FOURTH AMENDED AND RESTATED STOCKHOLDERS AGREEMENT, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER AND OWNERSHIP SET FORTH THEREIN.”

The Company, by its execution of this Agreement, agrees that it will cause the certificates instruments, or book entry evidencing the Shares issued after the date hereof to be notated with the legend required by this Subsection 11.13 of this Agreement, and it shall supply, free of charge, a copy of this Agreement to any holder of such Shares upon written request from such holder to the Company at its principal office. The parties to this Agreement do hereby agree that the failure to cause the certificates, instruments, or book entry evidencing the Shares to be notated with the legend required by this Subsection 11.13 herein and/or the failure of the Company to supply, free of charge, a copy of this Agreement as provided hereunder shall not affect the validity or enforcement of this Agreement.

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11.14 Stock Splits, Stock Dividends, etc. In the event of any issuance of Shares of the Company’s voting securities hereafter to any of the Stockholders (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization, or the like), such Shares shall become subject to this Agreement and shall be endorsed with the legend set forth in Subsection 11.13.

11.15 Term. The terms and conditions of Sections 5, 6, 7, 8, 9 and 10 of this Agreement shall terminate upon the earliest to occur of (a) the consummation of the IPO (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to its stock option, stock purchase or similar plan or an SEC Rule 145 transaction); or (b) the consummation of a Sale of the Company and distribution of proceeds to or escrow for the benefit of the Stockholders in accordance with the Certificate of Incorporation, provided that the provisions of Section 7 hereof will continue after the closing of any Sale of the Company to the extent necessary to enforce the provisions of Section 7 with respect to such Sale of the Company.

11.16 Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each party to this Agreement shall be entitled to seek specific performance of the agreements and obligations of the other parties hereto under this Agreement and to seek such other injunction or other equitable relief as may be granted by a court of competent jurisdiction.

11.17 Ownership. EACH RESTRICTED HOLDER REPRESENTS AND WARRANTS THAT SUCH RESTRICTED HOLDER IS THE SOLE LEGAL AND BENEFICIAL OWNER OF THE SHARES OF TRANSFER STOCK SUBJECT TO THIS AGREEMENT AND THAT NO OTHER PERSON OR ENTITY HAS ANY INTEREST IN SUCH SHARES (OTHER THAN A COMMUNITY PROPERTY INTEREST AS TO WHICH THE HOLDER THEREOF HAS ACKNOWLEDGED AND AGREED IN WRITING TO THE RESTRICTIONS AND OBLIGATIONS HEREUNDER).

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY:

ATEA PHARMACEUTICALS, INC.

By:	/s/ Jean Pierre Sommadossi
Name:Jean Pierre Sommadossi
Title: Chief Executive Officer and President

FOUNDER:

/s/ Jean Pierre Sommadossi
Jean-Pierre Sommadossi, Ph.D.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

9W INVESTMENT FUND I LP

By:	/s/ Brandon L. Jones
Name:	Brandon L. Jones
Title:	General Partner

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

ABG-ATEAB LIMITED

By:	/s/ Shan-Ju Yeh
Name: Shan-Ju Yeh
Title: Director

ABG-ATEA LIMITED

By:	/s/ Shan-Ju Yeh
Name: Shan-Ju Yeh
Title: Director

ALLY BRIDGE MEDALPHA MASTER FUND L.P.

By: Ally Bridge MedAlpha General Partner L.P., its General Partner

By: Ally Bridge MedAlpha GP LLC, its General Partner

By:	/s/ Fan Yu
Name: Fan Yu
Title: Manager

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

ADAGE CAPITAL PARTNERS, L.P.

By:	/s/ Dan Lehan
Name: Dan Lehan
Title: COO

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

AJU GROWTH & HEALTHCARE FUND

By:	/s/ Derek Yoon
Name: Derek Yoon
Title: Managing Partner

AJU LIFE SCIENCE OVERSEAS EXPANSION PLATFORM FUND, LP

By:	/s/ Derek Yoon
Name: Derek Yoon
Title: Managing Partner

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

ARCTIC FUNDS PLC

By: Arctic Fund Management AS, the Investment Manager for Arctic Funds plc

By:	/s/ Torbjorn Bjerke
Name: Torbjorn Bjerke
Title: Portfolio Manager

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

ATEA BROOKLINE LLC

By:	/s/ William B. Buchanan, Jr.
Name: William B. Buchanan, Jr.
Title: Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

BAIN CAPITAL LIFE SCIENCES FUND II, L.P.

By: Bain Capital Life Sciences Investors II, LLC, its General Partner

By: Bain Capital Life Sciences Investors, LLC, its Manager

By:	/s/ Andrew Hack
Name: Andrew Hack
Title: Managing Director

BCIP LIFE SCIENCES ASSOCIATES, LP

By: Boylston Coinvestors, LLC, its General Partner

By:	/s/ Andrew Hack
Name: Andrew Hack
Title: Authorized Signatory

BAIN CAPITAL PUBLIC EQUITY GLOBAL PARTNERS FUND, L.P.

By: Bain Capital Public Equity Global Investors, LLC, its General Partner

By: Bain Capital Public Equity Management II, LLC, its Manager

By:	/s/ Joshua Ross
Name: Joshua Ross
Title: Managing Director

BAIN CAPITAL PUBLIC EQUITY COINVEST (III), L.P.

By: Bain Capital Public Equity Global Investors, LLC, its General Partner

By: Bain Capital Public Equity Management II, LLC, its Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

/s/ Richard Beleson
Richard Beleson

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

BLACKWELL PARTNERS LLC – SERIES a

By:	/s/ Abayomi A. Adigun
Name: Abayomi A. Adigun
Title: Investment Manager
DUMAC, Inc. Authorized Signatory

By:	/s/ Jannine M. Lall
Name: Jannine M. Lall
Title: Head of Finance & Controller
DUMAC, Inc. Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

/s/ David C L Chiu
David C L Chiu

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

/s/ Chung K. Chu
Chung K. Chu

/s/ Chung K. Chu and Jee H. Chu
Chung K. Chu and Jee H. Chu

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

FRED E. COHEN AND CAROLYN B. KLEBANOFF TRUST

By:	/s/ Fred Cohen
Name: Fred Cohen
Title: Trustee

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

/s/ Andrea Corcoran
Andrea Corcoran

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

CORMORANT GLOBAL HEALTHCARE MASTER
FUND, LP
By: Cormorant Global Healthcare GP, LLC
By: Bihua Chen, Managing Member of the GP

By:	/s/ Bihua Chen
Name: Bihua Chen
Title: Managing Member

CORMORANT PRIVATE HEALTHCARE FUND I, LP
By: Cormorant Private Healthcare GP, LLC
By: Bihua Chen, Managing Member of the GP

By:	/s/ Bihua Chen
Name: Bihua Chen
Title: Managing Member

CRMA SPV, L.P.
By: Cormorant Asset Management, LP
By: Bihua Chen, Managing Member of the Special Limited Partner

By:	/s/ Bihua Chen
Name: Bihua Chen
Title: Managing Member

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

CY CAPITAL LIMITED

By:	/s/ David C L CHIU
Name: David CL CHIU
Title: Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

Finance 1805 SA acting as nominee on behalf of undisclosed clients

By:	/s/ Gérald Formaz
Name: Gérald Formaz
Title: Attorney

By:	/s/ Frédéric Bertrand-Verdier
Name: Frédéric Bertrand-Verdier
Title: Attorney

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

HARNAT CAPITAL HOLDINGS LIMITED

By:	/s/ David C L CHIU
Name: David CL CHIU
Title: Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

JAMBOREE INVESTMENTS LIMITED

By:	/s/ David C L CHIU
Name: David CL CHIU
Title: Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

JEM FAMILY PARTNERSHIP, LLC

By:	/s/ Laurence Blumberg, M.D.
Name: Laurence Blumberg, M.D.
Title: Manager

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

JPM PARTNERS LLC

By:	/s/ Jean-Pierre Sommadossi
Name: Jean-Pierre Sommadossi
Title: Manager

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

/s/ Mark McDade
Mark McDade

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

For and on behalf of
MORNINGSIDE VENTURE INVESTMENTS LIMITED

By:	/s/ Jill Marie Franklin/Frances Anne Elizabeth Richard
Name: Jill Marie Franklin/Frances Anne Elizabeth Richard
Title: Authorized Signatures

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

MARC & POLLY MURPHY REVOCABLE FAMILY TRUST DATED MARCH 13, 2002

By:	/s/ Polly A. Murphy
Name: Polly A. Murphy
Title: Trustee

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

/s/ Robert L. Murphy
Robert L. Murphy
JEAN-PIERRE SOMMADOSSI TRUST 12/10/98

By:	/s/ Robert L. Murphy
Name: Robert L. Murphy
Title: Trustee

ROBERT L. MURPHY, TRUSTEE OF THE ROBERT LEO MURPHY GRANTOR TRUST

By:	/s/ Robert L. Murphy
Name: Robert L. Murphy
Title: Trustee

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

NEW EMERGING MEDICAL OPPORTUNITIES FUND II by its investment manager

By:	/s/ Michael Sjöström
Name: Michael Sjöström
Title: Senior Partner

Sectoral Asset Management 1010 Sherbrooke Str. W.
Suite 1810
Montreal, QC, H3A 2R7
Canada

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

NEW EMERGING MEDICAL OPPORTUNITIES FUND IV

By: Sectoral Asset Management Inc., its Manager

By:	/s/ Michael Sjöström
Name: Michael Sjöström
Title: Senior Partner

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

OMEGA FUND VI, L.P.

By: Omega Fund VI GP, L.P., its General Partner

By: Omega Fund VI GP Manager, Ltd., its General Partner

By:	/s/ Anne Mari-Paster
Name:	Anne Mari-Paster
Title:	Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

PERCEPTIVE LIFE SCIENCES MASTER FUND LTD

By:	/s/ James H. Mannix
Name:	James H. Mannix
Title:	C.O.O.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

RA CAPITAL HEALTHCARE FUND, L.P.

By: RA Capital Healthcare Fund GP, LLC, its General Partner

By:	/s/ Peter Kolchinsky
Name:	Peter Kolchinsky
Title:	Manager

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

RA CAPITAL NEXUS FUND, L.P.

By: RA Capital Nexus Fund GP, LLC, its General Partner

By:	/s/ Peter Kolchinsky
Name:	Peter Kolchinsky
Title:	Manager

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

REDMILE BIOPHARMA INVESTMENTS II, L.P.

By: Redmile Biopharma Investments II (GP), LLC its General Partner

By:	/s/ Joshua Garcia
Name:	Joshua Garcia
Title:	CFO and Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

ROCK SPRINGS CAPITAL MASTER FUND LP

By: Rock Springs General Partner LLC, its General Partner

By:	/s/ Kris Jenner
Name:	Kris Jenner
Title:	Manager

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

TD MUTUAL FUNDS – TD HEALTH SCIENCES FUND

VALIC COMPANY I – HEALTH SCIENCES FUND

T. ROWE PRICE HEALTH SCIENCES PORTFOLIO

Each account, severally and not jointly

By: T. Rowe Price Associates, Inc.,
Investment Adviser or Subadvisor, as applicable

By:	/s/ Andrew Baek

Name:	Andrew Baek
Title:	Vice President

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

/s/ Marie M. Warburg
Marie Warburg

INVESTORS:

Jean-Marc Allaire

Jean Luc Allavena

Khalil Michel Amiouni

AMP FAMILY PARTNERSHIP III, LP

By: _____________________________________________
Name:
Title:

____________________________________________
Josiah T. Austin

BERDON VENTURE ASSOCIATES LLC

By: _____________________________________________
Name:
Title:

/s/ Franklin M. Berger
Franklin M. Berger

John G. Bradley

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

WESTLAND PROMENADE INVESTMENT INC.

By:	/s/ David C L CHIU

Name:	David CL CHIU
Title:	Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

WINDSOR SQUARE INVESTMENT HOLDING INC.

By:	/s/ David C L CHIU

Name:	David CL CHIU
Title:	Director

INVESTORS:

KATO INVESTMENTS, LLC

By:
Name:
Title:

John Kellenyi

/s/ Joong Kil Kim
Joong Kil Kim

/s/ Sung Koo Kim
Sung Koo Kim

Mario Kozma

Klaus Kretschmer

Robert Masters

Blandine Medecin

INVESTORS:

9W INVESTMENT FUND I LP

By: ______________________________________________
Name:
Title:

BROOKLINE SPECIAL SITUATIONS FUND, LLC

By: ______________________________________________
Name:
Title:

CARINA LEVINTOFF,
TRUSTEE OF THE CARINA LEVINTOFF TRUST

By: ______________________________________________
Name:
Title:

/s/ Susan Chu Walley
Susan Chu Walley

/s/ Chung K. Chu
Chung K. Chu

/s/ Jaclyn Chu
Jaclyn Chu

Andrea J. Corcoran

SCHEDULE A

Investors

9W Investment Fund I LP

Attn: Erik M.W. Caspersen or Brandon L. Jones

46 White Street #1

New York, NY 10012

ABG-AteaB Limited

Unit 3002-3004 30/F Gloucester Tower

The Landmark

15 Queen’s Road

Central Hong Kong

ABG-ATEA Limited

PO Box 173

Kingston Chambers, British Virgin Islands MC275203

Ally Bridge MedAlpha Master Fund

Room 3002-3004, 30th Floor, Gloucester Tower, The Landmark, 15 Queens Road Central,

Hong Kong

Attn: Frank Yu

Tel: +852 3121 9688

Email: frank.yu@ally-bridge.com

Pauline Abou Gergi

[XXX]

[XXX]

[XXX]

Mark Afrasiabi

[XXX]

[XXX]

AJU Growth and Healthcare Fund

c/o AJU IB Investment Co., Ltd.

Attn: JT Won Kim, CEO

201 Teheran-ro

5th Floor

Gangnum-gu, Seoul, Korean 06141

AJU Life Science Overseas Expansion Platform Fund, LP

Attn: Jung Kyoo Yang

4F AJU Bldg

Yeoksam-dong

Gangnam-gu, Seoul, South Korea

Aju Pharm Co., Ltd.

662 Garden Circle

Statham, GA 30666

Jean-Marc Allaire

[XXX]

[XXX]

Jean Luc Allavena

[XXX]

[XXX]

Khalil Michel Amiouni

[XXX]

[XXX]

[XXX]

[XXX]

AMP Family Partnership III, LP

Attn: Art Pappas

[XXX]

[XXX]

ATEA-Brookline LLC

509 Madison Avenue – Suite 1006

New York NY 10022

Josiah T. Austin

[XXX]

[XXX]

Berdon Venture Associates LLC

37 Westerleigh Road

Purchase, NY 10577

Franklin M. Berger

[XXX]

[XXX]

[XXX]

Catherine Bettis

[XXX]

[XXX]

John G. Bradley

[XXX]

[XXX]

Brookline Special Situations Fund, LLC

2501 20th Place, South

Suite 275

Attn: Madding King, III

Birmingham, AL 35223

Carina Levintoff, Trustee of The Carina Levintoff Trust

[XXX]

[XXX]

David CL Chiu

[XXX]

[XXX]

[XXX]

Susan Chu Walley

[XXX]

[XXX]

Chung K. Chu

[XXX]

[XXX]

Chung K. Chu and Jee H. Chu

[XXX]

[XXX]

Jaclyn Chu

[XXX]

[XXX]

John A. Coleman

[XXX]

[XXX]

[XXX]

Andrea J. Corcoran

[XXX]

[XXX]

Cormorant Global Healthcare Master Fund, LP

Attn: Bihua Chen

200 Clarendon Street, 52nd Floor

Boston, MA 02116

Cormorant Private Healthcare Fund I, LP

Attn: Bihua Chen

200 Clarendon Street, 52nd Floor

Boston, MA 02116

CRMA SPV, L.P.

PO Box 309

Ugland House

Grand Cayman, Cayman Islands KY1-1104

CY Capital Limited

4/F, Acme Building

22 Nanking Street

Yaumatei, Kowloon, Hong Kong

Thomas M. Fitzgerald, III

[XXX]

[XXX]

Robert Flammang

[XXX]

[XXX]

Ellen Friedler

[XXX]

[XXX]

Steven J. Gilson

[XXX]

[XXX]

The James S. Ginsburg Dynasty Trust

[XXX]

Glencoe IL 60022

Harnat Capital Holdings Limited

4/F, Acme Building

22 Nanking Street

Yaumatei, Kowloon, Hong Kong

Jimmie Harvey

[XXX]

[XXX]

Helms Family Trust

[XXX]

[XXX]

Hessler Finance Limited

Marcy Bldg 2nd Fl, Purcell Estate

PO Box 2416, Road Town, Tortola BVI

c/o Nextgen Financial Advisors

Via Guisan 6, PO Box 20

6902 Lugano Switzerland

Roman Ivanov

[XXX]

[XXX]

Jamboree Investments Limited

4/F, Acme Building

22 Nanking Street

Yaumatei, Kowloon, Hong Kong

Jean-Pierre Sommadossi Irrevocable Trust 12/10/98

[XXX]

[XXX]

JPM Partners LLC

[XXX]

[XXX]

Kato Investments, LLC

1494 Treeline Drive

Malvern, PA 19355

John Kellenyi

[XXX]

[XXX]

Joong Kil Kim

[XXX]

[XXX]

Sung Koo Kim

[XXX]

[XXX]

Mario Kozma

[XXX]

[XXX]

Klaus Kretschmer

[XXX]

[XXX]

Laurence Lytton

[XXX]

[XXX]

Robert Masters

[XXX]

[XXX]

Charles S. Magolske

[XXX]

[XXX]

Peter A. Magolske

[XXX]

[XXX]

Blandine Medecin

[XXX]

[XXX]

Morningside Venture Investments Limited

Attn: Louise Mary Garbarino

2nd Floor, Le Prince de Galles, 3-5

Avenue des Citronniers

Monaco MC 98000

Robert L. Murphy

[XXX]

[XXX]

Campbell Murray

[XXX]

[XXX]

New Emerging Medical Opportunities Fund II

c/o Codan Trust Company (Cayman) Limited

PO Bx 2681 Cricket Sq, Hutchkins Dr.

Attn: Michael Sjostrom

Grand Cayman, Cayman Islands KY1-1111

New Emerging Medical Opportunities Fund IV SCSp

Sectoral Asset Management

1010 Sherbrooke St West, suite 1610

Montreal, QC CANADA H3A 2R7

Tel: +1 514 940 8083

Email: francois@sectoral.com

Robert Niecestro

[XXX]

[XXX]

[XXX]

Orderspeak Holding Limited Karava 2

Attn: Patricia Haddad Abouhalka

Ergates , Nicosia, Cyprus 2643

Ryan Pearson

[XXX]

[XXX]

The Ryan Pearson & Brittany McQuarry Pearson as co-trustees of the

Ryan & Brittany Pearson Living Trust

[XXX]

[XXX]

PharmaPros LLC

Kenneth D. Pearsen

6467 Main Street

Williamsville, NY 14221

RAQ, LLC

3 Columbus Circle, 15th Floor

Attn: Lindsay A. Rosenwald, MD

New York, NY 10019

Reinfrank Living Trust dtd 6/13/95

[XXX]

[XXX]

Jay Prystawosky, Trustee of the Rey Family Trust

[XXX]

[XXX]

RMI Investments S.A.R.L.

7, rue Robert Stimper

Luxembourg, L-2557

Lindsay A. Rosenwald

[XXX]

[XXX]

Samambia Investments Ltd

The Lake Building, Suite 120,

Wickhams Cays, Road Town, Torts, BVI

Satterfield Vintage Investments, L.P.

571 McDonald Road, Rockwall, Texas 75032

Mail correspondence: 2609 Caldwell Mill Lane, Mountain Brook, AL 35243

Carl and Toni Sadowsky, Tenants by Entirety

[XXX]

[XXX]

[XXX]

Nicholas S. Sadowsky

[XXX]

[XXX]

Richard A. Smith

[XXX]

[XXX]

Starlight Investment Holdings Limited (Anguilla)

9 Burrard Street Heritage Suite

The Valley, Anguilla

Stefan P. and Jane R. Shoup as Trustees of the Shoup Revocable Trust U/A/D 4/29/03

[XXX]

[XXX]

John Sonnier

[XXX]

[XXX]

Striker Asia Opportunities Fund Corporation

Attn: Huen Chung or Yuen Ian c/o Campbell Corporate Services Limited

Willow House Cricket Square, 4th Floor

PO Box 268

Grand Cayman, Cayman Islands KY1-1104

Goran Strokirk Living Trust (08/27/2002)

[XXX]

[XXX]

Sally H. Sullivan

[XXX]

[XXX]

Tisu Investments Limited

Bert K. Waits

306 Wild Olive Lane

Longwood, FL 32799

John F. Vavricka Deed of Trust

[XXX]

[XXX]

Bert K. Waits

[XXX]

[XXX]

Marie M. Warburg

[XXX]

[XXX]

Westland Promenade Investment Inc.

4/F, Acme Building

22 Nanking Street

Yaumatei, Kowloon, Hong Kong

Steven J. Wice

[XXX]

[XXX]

Widder Family Limited Partnership

PO Box 676250

Attn: M. Jacqueline Johnson

Santa Fe, CA 92067

Patrick S. Wilmerding

[XXX]

[XXX]

Windsor Square Investment Holding Inc.

4/F, Acme Building

22 Nanking Street

Yaumatei, Kowloon, Hong Kong

The Diana Wu Family Trust

[XXX]

[XXX]

Finance 1805 S.A., acting as nominee

60, Route des Acacias

1227 Carouge, Geneva

Switzerland

Valence Helix Investments II LLC

Attn: Eric W. Roberts Manager

590 Madison Avenue, 21st Floor

New York, NY 10022

Ernest W. Moody Revocable Trust

[XXX]

[XXX]

[XXX]

Bain Capital Life Sciences Fund II, L.P.

c/o Bain Capital Life Sciences, LP

200 Clarendon Street

Boston, MA 02116

Attn: Andrew Hack

Electronic Mail: AHack@BainCapital.com

BCIP Life Sciences Associates, LP

c/o Bain Capital Life Sciences, LP

200 Clarendon Street

Boston, MA 02116

Attn: Andrew Hack

Electronic Mail: AHack@BainCapital.com

Bain Capital Public Equity Coinvest (III), L.P.

c/o Bain Capital Life Sciences, LP

200 Clarendon Street

Boston, MA 02116

Attn: Andrew Viens

Electronic Mail: AViens@BainCapital.com

Bain Capital Public Equity Global Partners Fund, L.P.

200 Clarendon Street

Boston, MA 02116

Attn: Josh Ross

Email: JRoss@BainCapital.com

Adage Capital Partners, L.P.

Adage Capital Management, L.P.

200 Clarendon Street, 52nd FL

Boston, MA 02116

Attn: Dan Lehan COO

Tel: (617) 867-2543

Email: djl@adagecapital.com

Arctic Funds plc

Regeringsgatan 38, SE-11156

Stockholm, Sweden

Attn: Torbjorn Bjerke

Tel: +46727444158

Email: torbjorn.bjerke@arctic.com

Richard Beleson

[XXX]

[XXX]

[XXX]

[XXX]

[XXX]

Fred E. Cohen and Carolyn B. Klebanoff Trust

[XXX]

[XXX]

[XXX]

JEM Family Partnership, LLC

[XXX]

[XXX]

[XXX][XXX]

Marc & Polly Murphy Revocable Family Trust dated March 13, 2002

[XXX]

[XXX]

[XXX]

Omega Fund VI, L.P.

888 Boylston Street

Suite 1111

Boston, MA 02199

Attn: General Counsel

Tel: 617-512-1989

Email : dac@omegafunds.com

Perceptive Life Sciences Master Fund LTD

51 Astor Place, 10th floor

New York NY 10003

Attn: James H. Mannix, COO

Tel: 646 205 5300

Email: james@perceptivelife.com

RA Capital Healthcare Fund, L.P.

200 Berkley Street

18th Floor

Boston MA 02116

Tel: 617-778-2500

Email: legal@racap.com

Blackwell Partners LLC – Series A

280 S. Mangum Street, Suite 210

Durham, NC 27701

Attn: Jannie Lall

Tel: 617-778-2500

Email: legal@racap.com

RA Capital Nexus Fund, L.P.

200 Berkley Street

18th Floor

Boston MA 02116

Tel: 617-778-2500

Email: legal@racap.com

Redmile Biopharma Investments II, L.P.

One Letterman Drive, Suite D3-300

The Presidio, San Francisco, CA 94129

Tel: (415) 844-2604

Email: operations@redmilegrp.com

Rock Springs Capital Master Fund LP

650 South Exeter Street, Suite 1070

Baltimore MD 21202

Attn: General Counsel

Email: kris@rockspringscapital.com, ops@rockspringscapital.com, daphne@rockspringscapital.com, and jill@rockspringscapital.com

Four Pines Master Fund LP

650 South Exeter Street, Suite 1070

Baltimore MD 21202

Attn: General Counsel

Email: kris@rockspringscapital.com, ops@rockspringscapital.com, daphne@rockspringscapital.com, and jill@rockspringscapital.com

T. Rowe Price Health Sciences Fund, Inc.

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202

Attn.: Andrew Baek, Vice President

Phone: 410-345-2090

E-mail: andrew.baek@troweprice.com

TD Mutual Funds—TD Health Sciences Fund

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202

Attn.: Andrew Baek, Vice President

Phone: 410-345-2090

E-mail: andrew.baek@troweprice.com

VALIC Company I—Health Sciences Fund

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202

Attn.: Andrew Baek, Vice President

Phone: 410-345-2090

E-mail: andrew.baek@troweprice.com

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202

Attn.: Andrew Baek, Vice President

Phone: 410-345-2090

E-mail: andrew.baek@troweprice.com

Mark McDade

[XXX]

[XXX]

[XXX]

[XXX]

SCHEDULE B

Key Holders

JPM Partners LLC

[XXX]

[XXX]

Jean-Pierre Sommadossi Trust 12/10/98

[XXX]

[XXX]

Chung K. Chu

[XXX]

[XXX]

EXHIBIT A

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”) is executed on                             , 20__, by the undersigned (the “Holder”) pursuant to the terms of that certain Fourth Amended and Restated Stockholders Agreement dated as of                             , 2020 (the “Agreement”), by and among the Atea Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and certain of its stockholders, as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Adoption Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Adoption Agreement, the Holder agrees as follows.

1.1 Acknowledgement. Holder acknowledges that Holder is acquiring certain shares of the capital stock of the Company (the “Stock”)[ or options, warrants, or other rights to purchase such Stock (the “Options”)], for one of the following reasons (Check the correct box):

☐

As a transferee of Shares from a party in such party’s capacity as an “Investor” bound by the Agreement, and after such transfer, Holder shall be considered an “Investor” and a “Stockholder” for all purposes of the Agreement.

☐

As a transferee of Shares from a party in such party’s capacity as a “Key Holder” bound by the Agreement, and after such transfer, Holder shall be considered a “Key Holder” and a “Stockholder” for all purposes of the Agreement.

☐	As a new Investor in accordance with Subsection 11.9(a) of the Agreement, in which case Holder will be an “Investor” and a “Stockholder” for all purposes of the Agreement.

☐	In accordance with Subsection 11.9(b) of the Agreement, as a new party who is not a new Investor, in which case Holder will be a “Stockholder” for all purposes of the Agreement.

1.2 Agreement. Holder hereby (a) agrees that the Stock [Options], and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

HOLDER:	ACCEPTED AND AGREED:

ATEA PHARMACEUTICALS, INC.
Name of Signatory

Address:	By:

Name:

Facsimile Number:	Title:

ATEA PHARMACEUTICALS, INC.

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

This AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (“Amendment”), dated as of August 17, 2020, amends that certain Fourth Amended and Restated Stockholders Agreement, dated as of May 19, 2020, by and among Atea Pharmaceuticals, Inc., a Delaware corporation, the Founder (as defined in the Stockholders Agreement) and the Stockholders identified therein (the “Stockholders Agreement”). Capitalized terms used and not defined herein shall have the meanings set forth in the Stockholders Agreement.

WHEREAS, the Stockholders Agreement provides, among other things, that each Stockholder agrees to vote, or cause to be voted, all Shares owned by such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that the size of the Board of Directors of the Company (the “Board”) shall be set at and remain at nine members, and sets forth the agreement of the Stockholders with respect to voting for the election of individuals to the Board;

WHEREAS, the Company, the Founder and the Requisite Preferred Holders (as defined in the Stockholders Agreement) desire to amend the Stockholders Agreement to set the size of the Board at eleven directors and to increase the number of Independent Designees to five and designate Polly Murphy as an Independent Designee and leave one seat vacant; and

WHEREAS, Subsection 11.6 of the Stockholders Agreement provides that the Stockholders Agreement may be amended with the written consent of (i) the Company, (ii) the Founder and (iii) the Requisite Preferred Holders.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Founder and the undersigned, who constitute the Requisite Preferred Stockholders, hereby agree as follows:

1. Section 5.1 of the Stockholders Agreement is hereby amended and restated in its entirety to read as follows:

“5.1 Size of the Board. Each Stockholder agrees to vote, or cause to be voted, all Shares (as defined below) owned by such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that the size of the Board shall be set and remain at eleven (11) directors and may be increased only with the written consent of the Founder Holders and the Requisite Preferred Holders.”

2. Section 5.2(g) of the Stockholders Agreement is hereby amended and restated in its entirety to read as follows:

“(g) Five (5) persons who are each not otherwise an Affiliate of the Company or of any Stockholder and who are mutually acceptable to (i) the Founder and (ii) the holders of a majority in voting power of the outstanding shares of Preferred Stock (the “Independent Designees”), who shall initially be Franklin Berger, Bruce Polsky, Bruno Lucidi and Polly Murphy, and one seat shall initially be vacant.”

3. Entire Agreement. The Stockholders Agreement, as amended by this Amendment, contains the entire agreement among the parties with respect to the subject matter thereof and amends, restates and supersedes all prior and contemporaneous arrangements or understandings with respect thereto.

4. Effectiveness. Each reference in the Stockholders Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the other documents entered into in connection with the Stockholders Agreement, shall mean and be a reference to the Stockholders Agreement, as amended hereby. Except as specifically amended above, the Stockholders Agreement shall remain in full force and effect and is hereby ratified and confirmed.

5. Governing Law. This Amendment and any controversy arising out of or relating to this Amendment shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware.

6. Counterpart Signature Pages. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.

ATEA PHARMACEUTICALS, INC.

By:	/s/ Jean-Pierre Sommadossi, Ph.D.
Name:	Jean-Pierre Sommadossi, Ph.D.
Title:	Chief Executive Officer and President

FOUNDER:

/s/ Jean-Pierre Sommadossi, Ph.D.
Jean-Pierre Sommadossi, Ph.D.

[Atea Pharmaceuticals, Inc. – Signature Page to Amendment No. 1 to Fourth Amended and Restated Stockholders Agreement]

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.

INVESTORS:

9W INVESTMENT FUND I LP

By:	/s/ Brandon L. Jones
Name:	Brandon L. Jones
Title:	Authorized

ABG-ATEAB LIMITED

By:	/s/ Shan-ju YEH
Name:	Shan-ju YEH
Title:	Director

ABG-ATEA LIMITED

By:	/s/ Shan-ju YEH
Name:	Shan-ju YEH
Title:	Director

Pauline Abou Gergi

[Atea Pharmaceuticals, Inc. – Signature Page to Amendment No. 1 to Fourth Amended and Restated Stockholders Agreement]

AJU LIFE SCIENCE OVERSEAS EXPANSION PLATFORM FUND, LP

By:

Name:
Title:

AJU PHARM CO., LTD.

By:

Name:
Title:

[Atea Pharmaceuticals, Inc. – Signature Page to Amendment No. 1 to Fourth Amended and Restated Stockholders Agreement]

Jean-Marc Allaire

Jean Luc Allavena

Khalil Michel Amiouni

AMP FAMILY PARTNERSHIP III, LP

By:

Name:
Title:

Josiah T. Austin

BERDON VENTURE ASSOCIATES LLC

By:

Name:
Title:

Franklin M. Berger

John G. Bradley

[Atea Pharmaceuticals, Inc. – Signature Page to Amendment No. 1 to Fourth Amended and Restated Stockholders Agreement]

BROOKLINE SPECIAL SITUATIONS FUND, LLC

By:

Name:
Title:

CARINA LEVINTOFF, TRUSTEE OF THE CARINA LEVINTOFF TRUST

By:

Name:
Title:

Jaclyn Chu

Thomas M. Fitzgerald III

Robert Flammang

Steven J. Gilson

Jimmie Harvey

[Atea Pharmaceuticals, Inc. – Signature Page to Amendment No. 1 to Fourth Amended and Restated Stockholders Agreement]

HESSLER FINANCE LIMITED

By:

Name:
Title:

Roman Ivanov

JAY PRYSTAWOSKY, TRUSTEE OF THE REY FAMILY TRUST

By:

Name:
Title:

KATO INVESTMENTS, LLC

By:

Name:
Title:

John Kellenyi

Joong Kil Kim

Sung Koo Kim

Mario Kozma

[Atea Pharmaceuticals, Inc. – Signature Page to Amendment No. 1 to Fourth Amended and Restated Stockholders Agreement]

Klaus Kretschmer

Robert Masters

Blandine Medecin

MORNINGSIDE VENTURE INVESTMENTS LIMITED

By:	/s/ Hon Kit Bing, Jill Marie Franklin
Name:	Hon Kit Bing/Jill Marie Franklin
Title:	Authorized Signatures

Robert L. Murphy

NEW EMERGING MEDICAL OPPORTUNITIES FUND II

By:	/s/ Michael Sjöström
Name:	Michael Sjöström
Title:	Senior Partner

Robert Niecestro

[Atea Pharmaceuticals, Inc. – Signature Page to Amendment No. 1 to Fourth Amended and Restated Stockholders Agreement]

ORDERSPEAK HOLDING LIMITED

By:

Name:
Title:

Ryan Pearson

PHARMAPROS LLC

By:

Name:
Title:
RAQ, LLC

By:

Name:
Title:

REINFRANK LIVING TRUST DTD 6/13/95

By:

Name:
Title:

RMI INVESTMENTS S.A.R.L.

By:	/s/ Alexander Waechter
Name:	Alexander Waechter
Title:	Category A Manager

[Atea Pharmaceuticals, Inc. – Signature Page to Amendment No. 1 to Fourth Amended and Restated Stockholders Agreement]

Lindsay A. Rosenwald

Richard A. Smith

STARLIGHT INVESTMENT HOLDINGS LIMITED (ANGUILLA)

By:
Name:
Title:

STEFAN P. AND JANE R. SHOUP AS TRUSTEES OF THE SHOUP REVOCABLE TRUST U/A/D 4/29/03

By:
Name:
Title:

STERN AGEE & LEACH, INC. C/F JOHN A. COLEMAN R/O IRA

By:
Name:
Title:

STRIKER ASIA OPPORTUNITIES FUND CORPORATION

By:
Name:
Title:

[Atea Pharmaceuticals, Inc. – Signature Page to Amendment No. 1 to Fourth Amended and Restated Stockholders Agreement]

Sally H. Sullivan

TISU INVESTMENTS LIMITED

By:
Name:
Title:

Bert K. Waits

Marie M. Warburg

Steven J. Wice

WIDDER FAMILY LIMITED PARTNERSHIP

By:
Name:
Title:

Patrick S. Wilmerding

Jinn Wu

Patricia Abouhalka

[Atea Pharmaceuticals, Inc. – Signature Page to Amendment No. 1 to Fourth Amended and Restated Stockholders Agreement]

Mathieu Bigois

David Blanchard

BROOKLINE GROUP, LLC

By:
Name:
Title:

Gerald Chan

Susan Chu Walley

Chung K. Chu

Jaelyn Chu

/s/ Andrea J. Corcoran
Andrea J. Corcoran

[Atea Pharmaceuticals, Inc. – Signature Page to Amendment No. 1 to Fourth Amended and Restated Stockholders Agreement]

FIRESTONE ASSET MANAGEMENT LLC

By:
Name:
Title:

Bradley L. Freilich

Cynthia Gagne

Steven S. Good

Anton Gopka

JEAN-PIERRE SOMMADOSSI TRUST 12/10/98

By:
Name:
Title:

JPM PARTNERS LLC

By:	/s/ Jean-Pierre Sommadossi
Name: Jean-Pierre Sommadossi
Title: Manager

Scott Katzmann

[Atea Pharmaceuticals, Inc. – Signature Page to Amendment No. 1 to Fourth Amended and Restated Stockholders Agreement]

Sherry Knowles

Paolo LaColla

Bruno Lucidi

Harris Lydon

Adel Moussa

John Dexter Pearson

/s/ Bruce Polsky
Bruce Polsky

Jean-Marie Vallet

Xiao-Jian Zhou

ATEA-BROOKLINE LLC

By: /s/ William B. Buchanan Jr. Name: William B. Buchanan Jr. Title: Managing Partner

[Atea Pharmaceuticals, Inc. – Signature Page to Amendment No. 1 to Fourth Amended and Restated Stockholders Agreement]

Jinn Wu, as the trustee of The Diana Wu Family Trust dated May 19, 2016 By: Name: Title:

CORMORANT GLOBAL HEALTHCARE MASTER FUND, LP By: Cormorant Global Healthcare GP, LLC By: Bihua Chen, Managing Member of the GP By: /s/ Bihau Chen Name: Bihau Chen Title:

CORMORANT PRIVATE HEALTHCARE FUND I, LP By: Cormorant Private Healthcare GP, LLC By: Bihua Chen, Managing Member of the GP By: /s/ Bihau Chen Name: Bihau Chen Title:

CRMA SPV, L.P. By: Cormorant Asset Management, LLC By: Bihua Chen, Managing Member of the Special Limited Partner By: /s/ Bihau Chen Name: Bihau Chen Title:

[Atea Pharmaceuticals, Inc. – Signature Page to Amendment No. 1 to Fourth Amended and Restated Stockholders Agreement]

John Vavricka as Trustee of the John F. Vavricka Deed of Trust

By:
Name:
Title:

Goran Strokirk, as trustee of the Goran Strokirk Trust (8-27-2002)

By:
Name:
Title:

Lena S. Helms, as Trustee of the Helms Family Trust dated August 5, 1991

By:
Name:
Title:

Ryan W. Pearson and Brittany McQuarry Pearson, as co-trustees of The Ryan and Brittany Pearson Living Trust, u/a dated June 3, 2016

By:
Name:
Title:

Adin Campbell Murray

Nick Sadowsky

[Atea Pharmaceuticals, Inc. – Signature Page to Amendment No. 1 to Fourth Amended and Restated Stockholders Agreement]

Ze-ai C. Wu

THE JAMES S. GINSBURG DYNASTY TRUST

By:

Name:	Linda Ginsburg
Title:	Trustee

AJU GROWTH & HEALTHCARE FUND

By:

Name:
Title:

SAMAMBIA INVESTMENTS LTD

By:

Name:
Title:

Chung K. Chu and Jee H. Chu

CARL AND TONI SADOWSKY TENANTS BY ENTIRETY

By:

Name:
Title:

John Sonnier

Laurence Lytton

[Atea Pharmaceuticals, Inc. – Signature Page to Amendment No. 1 to Fourth Amended and Restated Stockholders Agreement]

SATTERFIELD VINTAGE INVESTMENTS, L.P.

By:

Name:
Title:

Ellen B. Friedler

Mark Afrasiabi

BAIN CAPITAL LIFE SCIENCES FUND II, L.P.

By: Bain Capital Life Sciences Investors II, LLC, its General Partner

By: Bain Capital Life Sciences Investors, LLC, its Manager

By:	/s/ Andrew Hack
Name:	Andrew Hack
Title:	Managing Director

[Atea Pharmaceuticals, Inc. – Signature Page to Amendment No. 1 to Fourth Amended and Restated Stockholders Agreement]

BCIP LIFE SCIENCES ASSOCIATES, LP

By: Boylston Coinvestors, LLC, its General Partner

By:	/s/ Andrew Hack
Name: Andrew Hack
Title: Authorized Signatory

BAIN CAPITAL PUBLIC EQUITY GLOBAL PARTNERS FUND, L.P.

By: Bain Capital Public Equity Global Investors, LLC, its general partner

By: Bain Capital Public Equity Management II, LLC, its Manager

By:	/s/ Joshua Ross
Name: Joshua Ross
Title: Managing Director

ADAGE CAPITAL PARTNERS, L.P.

By:	/s/ Dan Lehan
Name:Dan Lehan Title: COO

[Atea Pharmaceuticals, Inc. – Signature Page to Amendment No. 1 to Fourth Amended and Restated Stockholders Agreement]

ALLY BRIDGE MEDALPHA MASTER FUND, L.P. By: Ally Bridge MedAlpha General Partner, L.P., its General Partner By: Ally Bridge MedAlpha GP LLC, its General Partner

By:	/s/ Fan Yu
Name: Fan Yu Title: Manager

ARCTIC FUNDS PLC By: Arctic Fund Management AS, the Investment Manager for Arctic Funds plc

By:
Name: Torbjorn Bjerke Title: Portfolio Manager

[Atea Pharmaceuticals, Inc. – Signature Page to Amendment No. 1 to Fourth Amended and Restated Stockholders Agreement]

Richard Beleson

FRED E. COHEN AND CAROLYN B. KLEBANOFF TRUST

By:

Name:
Title:

JEM FAMILY PARTNERSHIP, LLC

By:

Name:
Title:

Mark McDade

MARC & POLLY MURPHY REVOCABLE FAMILY TRUST DATED MARCH 13, 2002

By:

Name:
Title:

[Atea Pharmaceuticals, Inc. – Signature Page to Amendment No. 1 to Fourth Amended and Restated Stockholders Agreement]

OMEGA FUND VI, L.P.

By: Omega Fund VI GP, L.P., its General Partner

By: Omega Fund VI GP Manager, Ltd., its General Partner

By:

Name:	Anne-Mari Paster
Title:	Director

PERCEPTIVE LIFE SCIENCES MASTER FUND LTD

By:

Name:	James H Mannix
Title:	C.O.O.

RA CAPITAL HEALTHCARE FUND, L.P.

By: RA Capital Healthcare Fund GP, LLC, its General Partner

By:	/s/ Peter Kolchinsky
Name:	Peter Kolchinsky
Title:	Manager

[Atea Pharmaceuticals, Inc. – Signature Page to Amendment No. 1 to Fourth Amended and Restated Stockholders Agreement]

BLACKWELL PARTNERS LLC – SERIES A By: RA Capital Management, L.P., solely with respect to the assets for which it acts as investment manager By: RA Capital Management GP, LLC, its General Partner

By:	/s/ Peter Kolchinsky

Name: Peter Kolchinsky Title: Authorized Signatory

RA CAPITAL NEXUS FUND, L.P. By: RA Capital Nexus Fund GP, LLC its General Partner

By:	/s/ Peter Kolchinsky

Name: Peter Kolchinsky Title: Manager

REDMILE BIOPHARMA INVESTMENTS II, L.P. By: Redmile Biopharma Investments II (GP), LLC its General Partner

By:	/s/ Joshua Garcia

Name: Joshua Garcia Title: CFO

[Atea Pharmaceuticals, Inc. – Signature Page to Amendment No. 1 to Fourth Amended and Restated Stockholders Agreement]

ROCK SPRINGS CAPITAL MASTER FUND LP

By: Rock Springs General Partner, LLC its General Partner

By:

Name:
Title: Member

FOUR PINES MASTER FUND LP

By: Four Pines General Partner LLC, its General Partner

By:

Name:
Title: Member

[Atea Pharmaceuticals, Inc. – Signature Page to Amendment No. 1 to Fourth Amended and Restated Stockholders Agreement]

CY CAPITAL LIMITED

By:

Name:
Title:	Director

HARNAT CAPITAL HOLDINGS LIMITED

By:

Name:
Title:	Director

JAMBOREE INVESTMENTS LIMITED

By:

Name:
Title:	Director

WESTLAND PROMENADE INVESTMENT INC

By:

Name:
Title:	Director

Peter A. Magolske

[Atea Pharmaceuticals, Inc. – Signature Page to Amendment No. 1 to Fourth Amended and Restated Stockholders Agreement]

WINDSOR SQUARE INVESTMENT HOLDING
INC

By:

Name:
Title:	Director

FINANCE 1805 SA

By:

Name:
Title:

NEW EMERGING MEDICAL OPPORTUNITIES
FUND IV SCSP

By: Sectoral Asset Management Inc., its Manager

By:	/s/ Michael Sjöström
Name:	Michael Sjöström
Title:	Senior Partner

[Atea Pharmaceuticals, Inc. – Signature Page to Amendment No. 1 to Fourth Amended and Restated Stockholders Agreement]

APPLIED FOOD SCIENCES, INC.

By:

Name:
Title:

VALENCE HELIX INVESTMENTS II LLC.

By:

Name:
Title:

ERNEST W. MOODY REVOCABLE TRUST

By:

Name:
Title:	Trustee

[Atea Pharmaceuticals, Inc. – Signature Page to Amendment No. 1 to Fourth Amended and Restated Stockholders Agreement]

T. ROWE PRICE HEALTH SCIENCES FUND,
INC.

TD MUTUAL FUNDS – TD HEALTH
SCIENCES FUND

VALIC COMPANY I – HEALTH SCIENCES
FUND

T. ROWE PRICE HEALTH SCIENCES
PORTFOLIO

Each account, severally and not jointly

By: T. Rowe Price Associates, Inc.,
Investment Adviser or Subadvisor, as applicable

By:

Name:	Andrew Baek
Title:	Vice President

[Atea Pharmaceuticals, Inc. – Signature Page to Amendment No. 1 to Fourth Amended and Restated Stockholders Agreement]